EXHIBIT 10 (a)
This Agreement between

POMS Holding Co., a New York partnership, c/o Murphy, Bartol & O'Brien, LLP, 22 Jericho Turnpike, Suite 103, Mineola, NY 11501-2976

                                                                     as Landlord
and Lakeland Industries, Inc., a Delaware corporation with offices at 711-2 Koehler Avenue, Ronkonkoma, N.Y. 11779 as Tenant
Witnesseth: The Landlord hereby leases to the Tenant the following premises: approximately 91,788 square feet of the building located at and known at 202 Pride Lane, Decatur, Alabama 35603 for the term of to commence for the 1st day of September, 1999 and to end on the 31st day of August, 2004 to be used and occupied only for Office, light manufacturing and warehouse space upon the conditions and covenants following:

1st. That the Tenant shall pay the annual rent of Three Hundred Sixty-Four Thousand Nine Hundred ($364,900.00) Dollars said rent to be pain in equal monthly payments in advance on the day of each and every month during the term aforesaid, as follows: Thirty Thousand Four Hundred Eight and 33/100 ($30,408.33) Dollars on September 1st, 1999 and monthly thereafter non-structural

2nd. That the Tenant shall take good care of the premises and shall, at the Tenant's own cost and expense make all/repairs including, but not limited to, repairs of the plumbing, heating and electrical systems, and at the end or other expiration of the term, shall deliver up the demised premises in good order or condition, damages by the elements excepted.

3rd. That the Tenant shall promptly execute and comply with all statutes, ordinances, rules orders, regulations and requirements of the Federal, State and Local Governments and of any and all their Departments and Bureaus applicable to said premises, for the correction, prevention and abatement of nuisances or other grievances, in, upon, or connected with said premises during said term; and shall also promptly comply with and execute all rules, orders and regulations of the New York Board of Fire Underwriters, or any other similar body, at the Tenant's own cost and expense.

4th. That the Tenant, successors, heirs, executors and administrators shall not assign this agreement , or underlet or underlease the premises, or any part thereof, or make any alterations on the premises, without the Landlord's consent in writing; or occupy, or permit or suffer the same to be occupied for any business or purpose deemed disreputable or extra-hazardous on account of fire, under the penalty of damages and forfeiture, and in the event of a breach thereof, the term herein shall immediately cease and determine at the option of th Landlord as if it were the expiration of the original term.

5th. Tenant must give Landlord prompt notice of fire, accident, damage or dangerous or defective condition. If the Premises can not be used because of fire or other casualty, Tenant is not required to pay rent for the time the Premises are unusable. If part of the Premises can not be used, Tenant must pay rent for the usable part. Landlord shall have the right to decide which part of the Premises is usable. Landlord need only repair the damaged structural parts of the Premises. Landlord is not required to repair or replace any equipment , fixtures, furnishings or decorations unless originally installed by Landlord. Landlord is not responsible for delays due to settling insurance claims, obtaining estimates, labor and supply problems or any other cause not fully under Landlords control.

If the fire or other casualty is caused by an act or neglect of Tenant, Tenant's employees or invitees, or at the time of the fire or casualty Tenant is in default in any term of this Lease, then all repairs will be made at Tenant's expense and Tenant must pay the full rent with no adjustment. The cost of the repairs will be added rent.

Landlord has the right to demolish or rebuild the Building if there is substantial damage by fire or other casualty. Landlord may cancel this Lease within 30 days after the substantial fire or casualty by giving Tenant notice of Landlord's intention to demolish or rebuild. The Lease will end 30 days after Landlord's cancellation notice to the Tenant. Tenant must deliver the Premises to the Landlord on or before the cancellation date in the notice and pay all rent due to the date of the fire or casualty. If the Lease is cancelled Landlord is not required to repair the Premises or Building. The cancellation does not release Tenant of liability in connection with the fire or casualty. This
Section is intended to replace the terms of New York Real Property Law Section 227.

6th. The said Tenant agrees that the said Landlord and the Landlord's agents and other representatives shall have the right to enter into and upon said premises, or any part thereof, at all reasonable hours for the purpose of examining the same, or making such repairs or alterations therein as may be necessary for the safety and preservation thereof.

7th. The Tenant also agrees to permit the Landlord or the Landlord's agents to show the premises to persons wishing to hire or purchase the same; and the Tenant further agrees that on and after the sixth month, next preceding the expiration of the term hereby granted, the Landlord or the Landlord's agents shall have the right to place notices on the front of said premises, or any part thereof, offering the premises "To Let" or "For Sale", and the Tenant hereby agrees to permit the same to remain thereon without hindrance or molestation.

8th. That if the said premises, or any part thereof shall be deserted or become vacant during said term, or if any default be made in the payment of the said rent or any part thereof, or if any default be made in the performance of any of the covenants herein contained, the Landlord or representatives may re-enter the said premises by force, summary proceedings or otherwise, and remove all persons therefrom, without being liable to prosecution therefor, and the Tenant hereby expressly waives the service of any notice in writing of intention to re-enter, and the Tenant shall pay at the same time as the rent becomes payable under the terms hereof a sum equivalent to the rent reserved herein, and the Landlord may tent the premises on behalf of the Tenant, reserving the right to rent the premises for a longer period of time than fixed in the original lease without releasing the original Tenant from any liability, applying any moneys collected, first to the expense of resuming or obtaining possession, second to restoring the premises to a rentable condition, and then to the payment of the rent and all other charges due and to grow due to the Landlord, any surplus to be paid to the Tenant, who shall remain liable for any deficiency.

9th. Landlord may replace, at the expense of Tenant, any and all broken glass in and about demised premises. Landlord may insure, and keep insured, all plate glass in the demised premises for and in the name of Landlord. Bills, for the premiums therefor shall be rendered by Landlord to Tenant at such times as Landlord may elect, and shall be due for, and payable by Tenant when rendered, and the amount thereof shall be deemed to be, and be paid as, additional rental. Damage and injury to the said premises, caused by the carelessness, negligence or improper conduct on the part of the said Tenant or the Tenant's agents or employees shall be repaired as speedily as possible by the Tenant at the Tenant's own cost and expense.

10th. That the Tenant shall neither encumber nor obstruct the sidewalk in front of, entrance to, or halls and stairs of said premises, nor allow the same to be obstructed or encumbered in any manner.

11th. The Tenant shall neither place, or cause or allow to be placed, any sign or signs of any kind whatsoever at, in or about the entrance to said premises or any other part of same, except in or at such place or places as may be indicated by the Landlord and consented to by the Landlord in writing. And in case the Landlord or the Landlord's representatives shall deem it necessary to remove any such sign or signs in order to paint the said premises or the building wherein same is situated or make any other repairs , alterations or improvements in or upon said premises or building or any part thereof, the Landlord shall have the right to do so, providing the same be removed and replaced at the Landlord's expense, whenever the said repairs, alterations or improvements shall be completed.

12th. That the Landlord is exempt from any and all liability for any damage or injury to person or property caused by or resulting from steam, electricity, gas, water, rain, ice or snow, or any leak or flow from or into any part of said building or from any damage or injury resulting or arising from any other cause or happening whatsoever unless said damage or injury be caused by or be due to the negligence of the Landlord.

13th. That if default be made in any of the covenants herein contained, then it shall be lawful for the said Landlord to re-enter the said premises, and the same to have again, re-possess and enjoy. The said Tenant hereby expressly waives the service of any notice in writing of intention to re-enter.

14th. That this instrument shall not be a lien against said premises in respect to any mortgages that are now on or that hereafter may be placed against said premises, and that the recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien of this lease, irrespective of the date of recording and the Tenant agrees to execute without cost, any such instrument which may be deemed necessary or desirable to further effect the subordination of this lease to any such mortgage or mortgages, and a refusal to execute such instrument shall entitle the Landlord, or the Landlord's assigns and legal representatives to the option of cancelling this lease without incurring any expense or damage and the term hereby granted is expressly limited accordingly.

15th. The Tenant has this day deposited with the Landlord the sum of $ -0- as security for the full and faithful performance by the Tenant of all the terms, covenants and conditions of this lease upon the Tenant's part to be performed, which said sum shall be returned to the Tenant after the time fixed as the expiration of the term herein, provided the Tenant has fully and faithfully carried out all of said terms, covenants and conditions on Tenant's part to be performed. In the event of a bona fide sale, subject to this lease, the Landlord shall have the right to transfer the security to the vendee for the benefit of the Tenant and the Landlord shall be considered released by the Tenant from all liability for the return of such security; and the Tenant agrees to look to the new Landlord solely for the return of the said security, and it is agreed that this shall apply to every transfer or assignment made of the security to a new Landlord.

16th. That the security deposited under this lease shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord.

17th. It is expressly understood and agreed that in case the demised premises shall be deserted or vacated, or if default be made in the payment of the rent or any part thereof as herein specified, or if, without the consent of the Landlord, the Tenant shall sell, assign, or mortgage this lease or if defaults be made in the performance of any of the covenants and agreements in this lease contained on the part of the Tenant to be kept and performed, or if the Tenant shall fail to comply with any of the statutes, ordinances, rules, orders regulations and requirements of the Federal, State and Local Governments or of any and all their Departments and Bureaus, applicable to said premises, or if the Tenant shall file or there be filed against Tenant a petition in bankruptcy or arrangement, or Tenant be adjudicated a bankrupt or make an assignment for the benefit of creditors or take advantage of any insolvency act, the Landlord may, if the Landlord so elects, at any time thereafter terminate this lease and the term hereof, on giving to the Tenant five days' notice in writing of the Landlord's intention so to do, and this lease and the term hereof shall expire and come to an end on the date fixed in such notice as if the said date were the date originally fixed in this lease for the expiration hereof. Such notice may be given by mail to the Tenant addressed to the demised premises.

18th. Tenant shall pay to the Landlord the rent or charge, which may, during the demised term , be assessed or imposed for the water used or consumed in or on the said premises, whether determined by meter or otherwise, as soon as and when the same may be assessed or imposed, and will also pay the expenses for the setting of a water meter in the said premises should the latter be required. Tenant shall pay Tenant's proportionate part of the sewer rent or charge imposed upon the building. All such rents or charges or expenses shall be paid as additional rent and shall be added to the next month's rent thereafter to become due.

19th. That the Tenant will not nor will the Tenant permit undertenants or other person to do anything in said premises, or bring anything into said premises, or permit anything to be brought into said premises or to be kept therein, which will in any way increase the rate of fire insurance on said demised premises, nor use the demised premises or any part thereof, nor suffer or permit their use for any business or purpose which would cause an increase in the rate of fire insurance on said building, and the Tenant agrees to pay on demand any such increase.

20th. The failure of the Landlord to insist upon a strict performance of any of the terms, conditions and covenants herein, shall not be deemed a waiver of any rights or remedies that the Landlord may have, and shall not be deemed a waiver of any subsequent breach or default in the terms, conditions and covenants herein contained. This instrument may not be charged, modified, discharged or terminated orally.

21st. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim against Landlord for the value of any unexpired term of said lease. No part of any award shall belong to the Tenant.

22nd. If after default in payment of rent of violation or any other provision of this lease, or upon the expiration of this lease, the Tenant moves out or is dispossessed and fails to remove any trade fixtures or other property prior to such said default, removal, expiration of lease, or prior to the issuance of the final order or execution of the warrant, then and in that event, the said fixtures and property shall be deemed abandoned by the said Tenant and shall become the property of the Landlord.

23rd. In the event that the relation of the Landlord and Tenant may cease or terminate by reason of the re-entry of the Landlord under the terms and covenants contained in this lease or by the ejectment of the Tenant by summary proceedings or otherwise, or after the abandonment of the premises by the Tenant, it is hereby agreed that the Tenant shall remain liable and shall pay in monthly payments the rent which accrues subsequent to the re-entry by the Landlord, and the Tenant expressly agrees to pay as damages for the breach of the covenants herein contained, the difference between the rent reserved and the rent collected and received, if any, by the Landlord during the remainder of the unexpired term, such difference or deficiency between the rent herein reserved and the rent collected if any, shall become due and payable in monthly payments during the remainder of the unexpired term, as the amounts of such difference or deficiency shall from time to time be ascertained; and it is mutually agreed between Landlord and Tenant that the respective parties hereto shall and hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other on any matters whatsoever arising out of or in any way connected with this lease, the Tenant's use or occupancy of said premises, and/or any claim of injury or damage.

24th. The Tenant waives all rights to redeem under any law.

25th. This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with a National Emergency or in connection with any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the condition of supply and demand which have been or are effected by war or other emergency.

26th. No diminution or abatement of rent, or other compensation, shall be claimed or allowed for inconvenience or discomfort arising from the making of repairs or improvements to the building or to its appliances, nor for any space taken to comply with any law, ordinance or order of a governmental authority. In respect to the various "services," if any, herein expressly or impliedly agreed to be furnished by the Landlord to the Tenant, it is agreed that there shall be no diminution or abatement of the rent, or any other compensation, for interruption or curtailment of such "service" when such interruption or curtailment shall be due to accident, alterations or repairs desirable or necessary to be made or to inability or difficulty in securing supplies or labor for the maintenance of such "service" or to some other cause, not gross negligence on the part of the Landlord. No such interruption or curtailment of such "service" shall be deemed a constructive eviction. The Landlord shall not be required to furnish, and the Tenant shall not be entitled to receive, any of such "services" during any period wherein the Tenant shall be in default in respect to the payment of rent. Neither shall there be any abatement or diminution of rent because of making of repairs, improvements or decorations to the demised premises after the date above fixed for the commencement of the term, it is being understood that rent shall, in any, commence to run as such date so above fixed.

27th. Landlord shall not be liable for failure to give possession of the premises upon commencement date by reason of the fact that premises are not ready for occupancy or because a prior Tenant or any other person is wrongfully holding over or is in wrongful possession, or for any other reason. The rent shall not commence until possession is given or is available, but the term herein shall not be extended.

Additional Provisions on Rider attached Herein.




And the said Landlord doth covenant that the Tenant on paying the said yearly rent, and performing the covenants aforesaid, shall and may peacefully and quietly have, hold and enjoy the said demised premises for the term aforesaid, provided however, that this covenant shall be conditioned upon the retention of title to the premises by the Landlord. And it is mutually understood and agreed that the covenants and agreements contained in the within lease shall be binding upon the parties hereto and upon their respect successors, heirs, executors and administrators. In Witness Whereof, the parties have interchangeably set their hands and seals (or caused these presents to be signed by their proper corporate officers and caused their proper corporate seal to be hereto affixed) this day of 1999 Poms holding Co., as Landlord

By:

Lakeland Industries, INc.

By:  /s/Raymond J. Smith
     -------------------
     Raymond J. Smith, President
Signed, sealed and delivered in the presence of


State of New York,

County of

S.S.

On the day of 19 , before me personally came to me known and known to me to be the individual described in, and who executed, the foregoing instrument, and acknowledged to me that he executed the same.

State of New York,

County of

S.S.

On the day of 19 , before me personally came to me known, who, being by me duly sworn, did depose and say that he resides at No.

that he is the of the corporation mentioned in, and which executed, the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of said corporation; and that he signed h name thereto by like order.

POMS HOLDING CO./
Landlord,
-with-
LAKELAND INDUSTRIES, INC.,
Tenant.

Lease

Dated, September, 1999

In Consideration of the letting of the premises within mentioned to the within named Tenant and the sum of $1.00 paid to the undersigned by the within named Landlord, the undersigned do hereby covenant and agree, to and with the Landlord and the Landlord's legal representatives, that if default shall at any time be made by the said Tenant in the payment of the rent and the performance of the covenants contained in the within lease, on the Tenant's part to be paid and performed, that the undersigned will well and truly pay the said rent, or any arrears thereof, that may remain due unto the said Landlord, and also pay all damages that may arise in consequences of the non-performance of said covenants, or either of them, without requiring notice of any such default from the said Landlord. The undersigned hereby waives all right to trial by jury in any action or proceeding hereinafter instituted by the Landlord, to which the undersigned may be a party.

In Witness Whereof, the undersigned has set hand and seal this day of , 19

WITNESS  L.S.


                                 RIDER TO LEASE
                            Dated: September 1, 1999
                                    between
                         POMS HOLDING CO., as Landlord
                                      and
                      LAKELAND INDUSTRIES, INC., as Tenant

28th. Wherever there is a conflict between the printed and typewritten portions of this lease, the typewritten portions shall govern.

29th. Tenant, at its own expense, shall maintain plateglass and comprehensive general public liability insurance protecting Landlord and Tenant and naming Landlord as an additional insured with respect to personal injury or property damage due to negligence occurring in or about the leased premises with minimum limits of $300,000.00 for personal injury to any one person, and $500,000.00 for personal injury to any number of persons arising out of one accident, and $100,000.00 for property damage. Said insurance shall be taken out with a company licensed to do business in the State of New York and the State of Alabama and proof of such insurance shall be delivered to the Landlord upon the commencement of this lease. Annual proof of payment shall thereafter be submitted to the Landlord. The original policy, upon Landlord's request, shall be exhibited to the Landlord by the Tenant within thirty (30) days after commencement of the term of this agreement. Upon failure of the Tenant to so deposit said policy, the Landlord shall have the privilege to procure said insurance on his own application therefor, and the amount of the premium, if paid by the Landlord, shall be due and payable with the rent reserved hereunder, collectible with the same remedies as if originally reserved as rent hereunder.

30th. Notwithstanding anything else contained in this lease, it is understood and agreed that the Tenant shall provide his own heat and pay his own electricity bills. All of the utilities shall be supplied by the Tenant at his own cost and expense.

31st. Notwithstanding anything else contained in this lease, upon the expiration of same for amy reason whatsoever, Tenant covenants and agrees that the premises will be redelivered to the Landlord broom clean.

32nd. The Tenant shall make no physical improvements, changes, modifications, alterations or additions to the leased premises without the written consent of the Landlord. All alterations, repairs, improvements, extensions or additions which may be made to the demised premises by the Tenant shall immediately become the property of the Landlord and become a part of the demised premises hereunder, excepting, however, removable trade fixtures. It is, however, agreed that when trade fixtures are removed, the demised premises are to be placed, at the Tenant's expense, in their original condition.

33rd. The Tenant shall pay as additional rent during the term hereof without any set off or deduction whatsoever, all taxes on the entire building of which the leased premises are a part, including, but not limited to, ad valorem taxes, real estate taxes and water charges. Such payment shall be hade within thirty
(30) days of the demand therefor by the Landlord and receipted tax bills shall be sufficient evidence of the amount of such taxes.

34th. Tenant shall pay as additional rent during the term hereof without any set off or deduction whatsoever, all fire insurance premiums on the entire building of which the leased premises are a part within thirty (30) days of the date of receipt by Tenant from Landlord of a bill therefor.

35th. Tenant shall have the right to sublet all or any portion of the demised premises provided the following conditions are complied with:

         (a) At the time of such subletting, this lease must be in full force and effect without any breach or default thereunder on the part of the Tenant.

         (b) A copy of sublease shall be mailed to Landlord within ten (10) days from the effective date of such subletting.

         (c) Such subletting shall be upon and subject to all the provisions, terms, covenants and conditions of this lease and Tenant shall continue to be and remain liable hereunder.

         (d) Notwithstanding the foregoing, if the Tenant proposes to sublet all or substantially all of the demised premises, Tenant shall so notify the Landlord and Landlord shall have the option to cancel and terminate this lease as of the date proposed by Tenant for such subletting, which options shall be exercisable within fifteen (5) days after receipt of such notice by Landlord of the proposed subletting.

         (e) Tenant shall not assign this lease without the consent of Landlord first hand received, which consent Landlord agrees not to unreasonably withhold or delay; provided, however, that Tenant shall have the right, without the consent of Landlord, to assign this lease to (i) a subsidiary or affiliated corporation, either of which may have a normal capital; (ii) any corporation resulting from a reorganization of Tenant or its parent company with any one or more corporations; (iii) any corporation resulting from the consolidation of Tenant with or into any one or more corporations.

36th. Throughout the term of this lease, Tenant shall indemnify Landlord and save it harmless against and from any and all liability, losses, damages, costs, expenses and claims by or on behalf of any person, firm, corporation, governmental authority or other entity incurred by Landlord with respect to the leased premises, including, without limitation, burdens resulting from any and all acts of commission or omission on the part of Tenant or of anyone holding by, through or under Tenant, and any and all of its agents, servants, employees, invitees and contractors, and against and from any injury or damage to any person, or to any property of any person, except as a result of Landlord's own acts of commission or omission.

37th. Tenant shall be responsible for, and hereby relieves and shall save landlord harmless of and from any and all liability by reason of any injury or damage to any person or property in the leased premises, whether such property belongs to Tenant or to any persons, firms, corporations or other entity caused by any fire, installation or from water, rain or show that may leak into, issue or flow from any part of said leased premises, or from the drains, pipes or plumbing work of the said leased premises, or from any place or quarter and from the use, misuse or abuse of any hoists, conveyors, hatches, openings, platforms, stairways, machinery or equipment of any kind whatever which may exist at the time of the date of this lease or thereafter be installed in or on the leased premises, and from any and all kinds of injury and damage which may arise in or upon the leased premises from any other cause, unless such damage, injury, use, misuse or abuse shall have been caused by or result from the negligence of Landlord, its agents, servants or employees during the continuance of this lease by acts of commission or omission.

38th. It is hereby understood and agreed that in the event the Tenant leaves any property on the leased premises subsequent to the expiration of the within lease that said property is hereby deemed abandoned and the Landlord may dispose of said property at its option without any liability on the part of the Landlord. It is further understood and agreed that the Tenant waives any and all rights, title and interest to said property, releases and waives any and all claims thereto, and further agrees that the Tenant will be responsible to the Landlord for any and all expenses incurred by the Landlord concerning said property.

39th. Whenever under the terms of this lease any sum of money is required to be paid by Tenant in addition to the rental herein reserved, and said additional amount so to be paid is not designated as "additional," or provision is not made in the paragraph covering such payment for the collection of said amount as "additional rental," then said amount shall nevertheless, at the option of Landlord if not paid when due, be deemed "additional rental," and collectible as such with any installment of rental thereafter falling due hereunder, but nothing herein contained shall be deemed to suspend or delay the payment of any sum at the time the same becomes due and payable hereunder or limit any other remedy of Landlord.

40th. This lease contains the entire agreement between Landlord and Tenant and shall not be modified in any manner except by an instrument in writing signed by Landlord and Tenant.

POMS HOLDING CO., Landlord

By: Raymond J. Smith
    -----------------
    Raymond J. Smith, President


LAKELAND INDUSTRIES, INC., Tenant

By:

                                                                     Exhibit (l)

Merrill Lynch                                  TERM LOAN AND SECURITY AGREEMENT

TERM LOAN AND SECURITY AGREEMENT NO. 9909550501 ("Loan Agreement") dated as of September 9, 1999, between LAKELAND INDUSTRIES, INC., a corporation organized and existing under the laws of the State of Delaware having its principal office at 711-2 Koehler Avenue, Ronkonkoma, NY 11779-7410 ("Customer"), and MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., a corporation organized and existing under the laws of the State of Delaware having its principal office at 222 North LaSalle Street, Chicago, IL 60601 ("MLBFS").


In consideration of the mutual covenants of the parties hereto, Customer and MLBFS hereby agree as follows:


Article 1. DEFINITIONS

1.1  Specific  Terms.  In  addition  to terms  defined  elsewhere  in this  Loan
Agreement, when used herein the following terms shall have the following meanings:


(a) "Account Debtor" shall mean any party who is or may become obligated with respect to an Account or Chattel Paper.

(b) "Additional Agreements" shall mean all agreements, instruments, documents and opinions other than this Loan Agreement, whether with or from Customer or any other party, which are contemplated hereby or otherwise reasonably required by MLBFS in connection herewith, or which evidence the creation, guaranty or collateralization of any of the Obligations or the granting or perfection of liens or security interests upon the Collateral or any other collateral for the Obligations, and shall include, without limitation, the Note.

(c) "Bankruptcy Event" shall mean any of the following: (i) a proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt or receivership law or statute shall be filed or consented to by Customer or any Guarantor; or (ii) any such proceeding shall be filed against Customer or any Guarantor and shall not be dismissed or withdrawn within sixty (60) days after filing; or (iii) Customer or any Guarantor shall make a general assignment for the benefit of creditors; or (iv) Customer or any Guarantor shall generally fail to pay or admit in writing its inability to pay its debts as they become due; or
(v) Customer or any Guarantor shall be adjudicated a bankrupt or insolvent.

(d) "Business Day" shall mean any day other than a Saturday, Sunday, federal holiday or other day on which the New York Stock Exchange is regularly closed.

(e) "Closing Date" shall mean the date upon which all conditions precedent to MLBFS' obligation to make the Loan shall have been met to the satisfaction of MLBFS.


(f) "Collateral" shall mean all Accounts, Chattel Paper, Contract Rights, Inventory, Equipment, Fixtures, General Intangibles, Deposit Accounts,
Documents, Instruments, Investment Property and Financial Assets of Customer, howsoever arising, whether now owned or existing or hereafter acquired or arising, and wherever located; together with all parts thereof (including spare parts), all accessories and accessions thereto, all books and records (including computer records) directly related thereto, all proceeds thereof (including, without limitation, proceeds in the form of Accounts and insurance proceeds), and the additional collateral described in Section 3.6 (c) hereof.

(g) "Commitment Expiration Date" shall mean October 9, 1999.

(h) "Commitment Fee" shall mean a fee of $7,500.00 due to MLBFS in connection with this Loan Agreement.

(i) "Default" shall mean either an "Event of Default" as defined in Section 3.5 hereof, or an event which with the giving of notice, passage of time, or both, would constitute such an Event of Default.

(j) "General Funding Conditions" shall mean each of the following conditions to each loan or advance by MLBFS hereunder: (i) no Default shall have occurred and be continuing or would result from the making of any such loan or advance hereunder by MLBFS; (ii) there shall not have occurred and be continuing any material adverse change in the business or financial condition of Customer or any Guarantor; (iii) all representations and warranties of Customer or any Guarantor herein or in any Additional Agreements shall then be true and correct in all material respects; (iv) MLBFS shall have received this Loan Agreement and all Additional Agreements, duly executed and filed or recorded where applicable, all of which shall be in form and substance reasonably satisfactory to MLBFS;
(v) the Commitment Fee shall have been paid in full; (vi) MLBFS shall have received, as and to the extent applicable, copies of invoices, bills of sale, loan payoff letters and/or other evidence reasonably satisfactory to it that the proceeds of the Loan will satisfy the Loan Purpose; (vii) MLBFS shall have received evidence reasonably satisfactory to it as to the ownership of the Collateral and the perfection and priority of MLBFS' liens and security interests thereon, as well as the ownership of and the perfection and priority of MLBFS' liens and security interests on any other collateral for the Obligations furnished pursuant to any of the Additional Agreements; (viii) MLBFS shall have received evidence reasonably satisfactory to it of the insurance required hereby or by any of the Additional Agreements; and (ix) any additional conditions specified in the "Term Loan Approval" letter executed by MLBFS with respect to the transactions contemplated hereby shall have been met to the reasonable satisfaction of MLBFS.


(k) "Guarantor" shall mean a person or entity who has either guaranteed or provided collateral for any or all of the Obligations; and "Business Guarantor" shall mean any such Guarantor that is a corporation, partnership, proprietorship, limited liability company or other entity regularly engaged in a business activity.

(l) "Loan" shall mean a five-year term installment loan in an amount equal to the lesser of: (A) 100% of the amount required by Customer to satisfy or fulfill the Loan Purpose, (B)the aggregate amount which Customer shall request be advanced by MLBFS on account of the Loan Purpose or (C)$3,000,000.00.

(m) "Loan Purpose" shall mean the purpose for which the proceeds of the Loan will be used; to wit: Partial term out WCMA line of credit no. 849-07230.

(n) "Location of Tangible Collateral" shall mean the address of Customer set forth at the beginning of this Loan Agreement together with any other address or addresses set forth on an exhibit hereto as being a Location of Tangible Collateral.

(o) "Obligations" shall mean all liabilities, indebtedness and obligations of Customer to MLBFS, howsoever created, arising or evidenced, whether now existing or hereafter arising, whether direct or indirect, absolute or contingent, due or to become due, primary or secondary or joint or several, and, without limiting the foregoing, shall include interest accruing after the filing of any petition in bankruptcy, and all present and future liabilities, indebtedness and obligations of Customer under the Note and this Loan Agreement and under that certain WCMA Note Loan and Security Agreement No. 849-07230.

(p) "permitted Liens" shall mean with respect to the Collateral: (i) liens for current taxes not delinquent, other non-consensual liens arising in the ordinary course of business for sums not due, and, if MLBFS' rights to and interest in the Collateral are not materially and adversely affected thereby, any such liens for taxes or other non consensual liens arising in the ordinary course of business being contested in good faith by appropriate proceedings; (ii) liens in favor d MLBFS; liens which will be discharged with the proceeds of the initial WCMA Loan; and (iv) any other liens expressly permitted in writing by MLBFS.

1.2 Other Terms. Except as otherwise defined herein, all terms used in this Loan Agreement which are defined in the Uniform Commercial Code of Illinois ("UCC") shall have the meanings set forth in the UCC.

                              Article 11. THE LOAN

2.1 Commitment. Subject to the terms and conditions hereof, MLBFS hereby agrees to make the Loan to Customer for the Loan Purpose, and Customer agrees to borrow all amounts borrowed to satisfy the Loan Purpose from MLBFS. The entire proceeds of the Loan shall be disbursed on the Closing Date either directly to the applicable third party or parties on account of the Loan Purpose or to reimburse Customer for amounts directly expended by it; all as directed by Customer in a Closing Certificate to be executed by Customer and delivered to MLBFS prior to the Closing Date.

2.2 Note. The Loan will be evidenced by and repayable in accordance with that certain Collateral Installment Note made by Customer payable to the order of MLBFS and issued pursuant to this Loan Agreement ("the Note"). The Note is hereby incorporated as a part hereof as if fully set forth herein.

2.3 Conditions of MLBFS' Obligation. The Closing Date and MLBFS' obligation to make the Loan on the Closing Date are subject to the prior fulfillment of each of the following conditions (a) MLBFS shall have received a written request from Customer that the Loan be funded in accordance with the terms hereof, together with a written direction from Customer as to the method of payment and payee(s) of the proceeds of the Loan, which request and direction shall have been received by MLBFS not less than two Business Days prior to any requested funding date; (b) MLBFS shall have received a copy of invoices, bills of sale, payoff letters or other applicable evidence reasonably satisfactory to it that the proceeds of the Loan will satisfy or fulfill the Loan Purpose; (c) the Commitment Expiration Date shall not then have occurred; and (d) each of the General Funding Conditions shall then have been met or satisfied to the reasonable satisfaction of MLBFS.

2.4 Use of Loan Proceeds. The proceeds of the Loan shall be used by Customer solely for a Loan Purpose, or, with the prior written consent of MLBFS, for other lawful business purposes of Customer not prohibited hereby. Customer agrees that under no circumstances will the proceeds of the Loan be used: (a) for personal, family or household purposes of any person whatsoever, or (b) to purchase, carry or trade in securities, or repay debt incurred to purchase, carry or trade in securities, or (c) unless otherwise consented to in writing by MLBFS, to repay any debt to Merrill Lynch and Co., or any of its subsidiaries.

2.5 Commitment Fee. In consideration of the agreement by MLBFS to extend the Loan to Customer in accordance with and subject to the terms hereof, Customer has paid or shall, on or before the Closing Date pay, the Commitment Fee to MLBFS. Customer acknowledges and agrees that the Commitment Fee has been fully earned by MLBFS, and that it will not under any circumstances be refundable.

                        Article III. GENERAL PROVISIONS

3.1 REPRESENTATIONS AND WARRANTIES

Customer represents and warrants to MLBFS that:

(a) Organization and Existence. Customer is a corporation, duly organized and validly existing in good standing under the laws of the State of Delaware and is qualified to do business and in good standing in each other state where the nature of its business or the property owned by it make such qualification necessary; and, where applicable, each Business Guarantor is duly organized, validly existing and in good standing under the laws of the state of its formation and is qualified to do business and in good standing in each other state where the nature of its business or the property owned by it make such qualification necessary.

(b) Execution, Delivery and Performance. The execution, delivery and performance by Customer of this Loan Agreement and by Customer and each Guarantor of such of the Additional Agreements to which it is a party: (I) have been duly authorized by all requisite action, (ii) do not and will not violate or conflict with any law or other governmental requirement, or any of the agreements, instruments or documents which formed or govern Customer or any such Guarantor, and (iii) do not and will not breach or violate any of the provisions of, and will not result in a default by Customer or any such Guarantor under, any other agreement, instrument or document to which it is a party or by which it or its properties are bound.

(c) Notices and Approvals. Except as may have been given or obtained, no notice to or consent or approval of any governmental body or authority or other third party whatsoever (including, without limitation, any other creditor) is required in connection with the execution, delivery or performance by Customer or any Guarantor of such of this Loan Agreement, the Note and the other Additional Agreements to which it is a party.

(d)  Enforceability.  This  Loan  Agreement,  the  Note  and  such of the  other
Additional Agreements to which Customer or any Guarantor is a party are the respective legal, valid and binding obligations of Customer and such Guarantor, enforceable against it or them, as the case may be, in accordance with their respective terms, except as enforceability may be limited by bankruptcy and other similar laws affecting the rights of creditors generally or by general principles of equity.

(e) Collateral. Except for any Permitted Liens: (I) Customer has good and marketable title to the Collateral, (ii) none of the Collateral is subject to any lien, encumbrance or security interest, and (iii) upon the filing of all Uniform Commercial Code financing statements executed by Customer with respect to the Collateral in the appropriate jurisdiction(s) and/or the completion of any other action required by applicable law to perfect its liens and security interests, MLBFS will have valid and perfected first liens and security interests upon all of the Collateral.

(f) Financial Statements. Except as expressly set forth in Customer's or any Business Guarantor's financial statements, all financial statements of Customer and each Business Guarantor furnished to MLBFS have been prepared in conformity with generally accepted accounting principles, consistently applied, are true and correct in all material respects, and fairly present the financial condition of it as at such dates and the results of its operations for the periods then ended (subject, in the case of interim unaudited financial statements, to normal year-end adjustments); and since the most recent date covered by such financial statements, there has been no material adverse change in any such financial condition or operation. All financial statements furnished to MLBFS of any Guarantor other than a Business Guarantor are true and correct in all material respects and fairly represent such Guarantor's financial condition as of the date of such financial statements (subject, in the case of interim unaudited financial statements of a Business Guarantor, to normal year-end adjustments), and since the most recent date of such financial statements, there has been no material adverse change in such financial condition.

(g) Litigation. No litigation, arbitration, administrative or governmental proceedings are pending or, to the knowledge of Customer, threatened against Customer or any Guarantor, which would, if adversely determined, materially and adversely affect the liens and security interests of MLBFS hereunder of under any of the Additional Agreements, the financial condition of Customer or any such Guarantor or the continued operations of Customer or any Business Guarantor.

(h) Tax Returns. All federal, state and local tax returns, reports and statements required to be filed by Customer and each Guarantor have been filed with the appropriate governmental agencies and all taxes due and payable by Customer and each Guarantor have been timely paid (except to the extent that any such failure to file or pay will not materially and adversely affect either the liens and security interests of MLBFS hereunder or under any of the Additional Agreements, the financial condition of Customer or any Guarantor, or the continued operations of Customer or any Business Guarantor).

(i) Collateral Location. All of the tangible Collateral is located at a Location of Tangible Collateral.

(j) No Outside Broker. Except for employees of MLBFS, MLPF&S or one of their affiliates, Customer has not in connection with the transactions contemplated hereby directly or indirectly engaged or dealt with, and was not introduced or referred to MLBFS by, any broker or other loan arranger.

Each of the foregoing representations and warranties: (I) has been and will be relied upon as an inducement to MLBFS to make the Loan, and (ii) is continuing and shall be deemed remade by Customer on the Closing Date.

3.2 FINANCIAL AND OTHER INFORMATION

(a) Customer shall furnish or cause to be furnished to MLBFS during the term of this Loan Agreement all of the following:

(i) Annual Financial Statements. Within 120 days after the close of each fiscal year of Customer, a copy of the annual audited financial statements of Customer, including in reasonable detail, a balance sheet and statement of retained earnings as at the close of such fiscal year and statements of profit and loss and cash flow for such fiscal year;

(ii) Interim Financial Statements. Within 45 days after the close of each fiscal quarter of Customer, a copy of the interim financial statements of Customer for such fiscal quarter (including in reasonable detail both a balance sheet as of the close of such fiscal period, and statement of profit and loss for the applicable fiscal period);

(iii) A/R Agings. Within 15 days after the close of each fiscal year of Customer, a copy of the Accounts Receivable Aging of Customer as of the end of such fiscal year;

(iv) Inventory Report. Within 15 days after the close of each fiscal year of Customer, a copy of the Inventory Report of Customer as of the end of such fiscal year; and

(v) Other Information. Such other information as MLBFS may from time to time reasonably request relating to Customer, any Guarantor or the Collateral.

(b) General Agreements With Respect to Financial Information. Customer agrees that except as otherwise specified herein or otherwise agreed to in writing by
MLBFS: (I) all annual financial statements required to be furnished by Customer to MLBFS hereunder will be prepared by either the current independent accountants for Customer or other independent accountants reasonably acceptable to MLBFS, and (ii) all other financial information required to be furnished by Customer to MLBFS hereunder will be certified as correct by the party who has prepared such information, and, in the case of internally prepared information with respect to Customer or any Business Guarantor, certified as correct by their respective chief financial officer.

3.3 OTHER COVENANTS

Customer further agrees during the term of this Loan Agreement that:

(a) Financial  Records;  Inspection.  Customer and each Business Guarantor will:
(I) maintain at its principal place of business complete and accurate books and records, and maintain all of its financial records in a manner consistent with the financial statements heretofore furnished to MLBFS, or prepared on such other basis as may be approved in writing by MLBFS; and (ii) permit MLBFS or its duly authorized representatives, upon reasonable notice and at reasonable times, to inspect its properties (both real and personal), operations, books and records.

(b) Taxes. Customer and each Guarantor will pay when due all taxes, assessments and other governmental charges, howsoever designated, and all other liabilities and obligations, except to the extent that any such failure to pay will not materially and adversely affect either the liens and security interests of MLBFS hereunder or under any of the Additional Agreements, the financial condition of Customer or any Guarantor or the continued operations of Customer or any Business Guarantor.

(c) Compliance With Laws and Agreements. Neither Customer nor any Guarantor will violate any law, regulation or other governmental requirement, any judgment or order of any court or governmental agency or authority, or any agreement, instrument of document to which it is a party or by which it is bound, if any such violation will materially and adversely affect either the liens and security interests of MLBFS hereunder or under any of the Additional Agreements, the financial condition of Customer or any Guarantor, or the continued operations of Customer or any Business Guarantor.

(d) No Use of Merrill Lynch Name. Except prior written consent of MLBFS, neither Customer nor any Guarantor will directly or indirectly publish, disclose or otherwise use in any advertising or promotional material, or press release or interview, the name, logo or any trademark of MLBFS, MLPF&S, Merrill Lynch and Co., Incorporated or any of their affiliates.

(e) Notification By Customer. Customer shall provide MLBFS with prompt written notification of: (I) any Default; (ii) any materially adverse change in the business, financial condition or operations of Customer or any Business Guarantor; (iii)any information which indicates that any financial statements of Customer or any Guarantor fail in any material respect to present fairly the financial condition and results of operations purported to be presented in such statements; and (iv) any change in Customer's outside accounts. Each notification by Customer pursuant hereto shall specify the event or information causing such notification, and, to the extent applicable, shall specify the steps being taken to rectify or remedy such event or information.

(f) Notice of Change. Customer shall give MLBFS not less than 30 days prior written notice of any change in the name (including any fictitious name) or principal place of business or residence of Customer or any Guarantor.

(g) Continuity. Except upon the prior written consent of MLBFS, which consent will not be unreasonably withheld: (I) neither Customer nor any Business Guarantor shall be a party to any merger or consolidation with, or purchase or otherwise acquire all or substantially all of the assets of, or any material stock, partnership, joint venture or other equity interest in, any person or entity, or sell, transfer or lease all or any substantial part of its assets, if any such action would result in either: (A) a material change in the principal business, ownership or control of Customer or such Business Guarantor, or (B) a material adverse change in the financial condition or operations of Customer or such Business Guarantor; (ii) Customer and each Business Guarantor shall preserve their respective existence and good standing in the jurisdiction(s) of establishment and operation; (iii) neither Customer nor any Business Guarantor shall engage in any material business substantially different from their respective business in effect as of the date of application by Customer for credit from MLBFS, or cease operating any such material business; (iv) neither Customer nor any Business Guarantor shall cause or permit any other person or entity to assume or succeed to any material business or operations of Customer or such Business guarantor; and (v) neither Customer nor any Business Guarantor shall cause or permit any material change in its controlling ownership.

(h) Minimum Tangible Net Worth. Customer's "tangible net worth" shall at all times exceed $11,000,000.00. For the purposes hereof, the term "tangible net worth" shall mean Customer's net worth as shown on Customer's regular financial statements prepared in a manner consistent with the terms hereof, but excluding an amount equal to (I) any assets which are ordinarily classified as "intangible" in accordance with generally accepted accounting principles, and
(ii) any amounts now or hereafter directly or indirectly owing to Customer by officers, shareholders or affiliates of Customer.

3.4 COLLATERAL

(a) Pledge of Collateral. To secure payment and performance of the Obligations, Customer hereby pledges, assigns, transfers and sets over to MLBFS, and grants to MLBFS first liens and security interests in and upon all of the Collateral, subject only to Permitted Liens.

(b) Liens. Except upon the prior written consent of MLBFS, Customer shall not create or permit to exist any lien, encumbrance or security interest upon or with respect to any Collateral now owned or hereafter acquired other than Permitted Liens.

(c) Performance of Obligations. Customer shall perform all of its obligations owing on account of or with respect to the Collateral; it being understood that nothing herein, and no action or inaction by MLBFS, under this Loan Agreement or otherwise, shall be deemed an assumption by MLBFS of any of Customer's said obligations.

(d) Sales and Collections. So long as no Event of Default shall have occurred and be continuing, Customer may in the ordinary course of its business: (I) sell any Inventory normal held by Customer for sale, (ii) use or consume any materials and supplies normally held by Customer for use or consumption, and
(iii) collect all of its Accounts. Customer shall take such action with respect to protection of its Inventory and the other Collateral and the collection of its Accounts as MLBFS may from time to time reasonably request.

(e) Account Schedules. Upon the request of MLBFS, made now or at any reasonable time or times hereafter, Customer shall deliver to MLBFS, in addition to the other information required hereunder, a schedule identifying, for each Account and all Chattel Paper subject to MLBFS' security interests.

hereunder, each Account Debtor by name and address and amount, invoice or contract number and date of each invoice or contract. Customer shall furnish to MLBFS such additional information with respect to the Collateral, and amounts received by Customer as proceeds of any of the Collateral, as MLBFS may from time to time reasonably request.

(f) Alterations and Maintenance. Except upon the prior written consent of MLBFS Customer shall not make or permit any material alterations to any tangible Collateral which might materially reduce or impair its market value or utility. Customer shall at all times keep the tangible Collateral in good condition and repair, reasonable wear and tear excepted, and shall pay or cause to be paid all obligations arising from the repair and maintenance of such Collateral, as well as all obligations with respect to any Location of Tangible Collateral, except for any such obligations being contested by Customer in good faith by appropriate proceedings.

(g) Location. Except for movements required in the ordinary course of Customer's business, Customer shall give MLBFS 30 days' prior written notice of the placing at or movement of any tangible Collateral to any location of her than a Location of Tangible Collateral. In no event shall Customer cause or permit any material tangible Collateral to be removed from the United States without the express prior written consent of MLBFS.

(h) Insurance. Customer shall insure all of the tangible Collateral under a policy or policies of physical damage insurance providing that losses will be payable to MLBFS as its interest may appear pursuant to a Lender's Loss Payable Endorsement and containing such other provisions as may be reasonably required by MLBFS. Customer shall further provide and maintain a policy or policies of comprehensive public liability insurance naming MLBFS as an additional party insured. Customer and each Business Guarantor shall maintain such other insurance as may be required by law or is customarily maintained by companies in a similar business or otherwise reasonably required by MLBFS. All such insurance policies shall provide that MLBFS will receive not less than 10 days prior written notice of any cancellation, and shall otherwise be in form and amount and with an insurer or insurers reasonably acceptable to MLBFS. Customer shall furnish MLBFS with a copy or certificate of each such policy or policies and, prior to any expiration or cancellation, each renewal or replacement thereof.

(i) Event of Loss. Customer shall at its expense promptly repair all repairable damage to any tangible Collateral. In the event that any tangible Collateral is damaged beyond repair, lost, totally destroyed or confiscated (an "Event of Loss") and such Collateral had a value prior to such Event of Loss of $25,000.00 or more, then, on or before the first to occur of (I) 90 days after the occurrence of such Event of Loss, or (ii) 10 Business Days after the date on which either Customer of MLBFS shall receive any proceeds of insurance on account of such Event of Loss, Customer shall, at Customer's option, either replace the Collateral subject to such Event of Loss with comparable Collateral free of all liens other than Permitted Liens (in which event Customer shall be entitled to utilize the proceeds of insurance on account of such Event of Loss for such purpose, and may retain any excess proceeds of such insurance), or prepay the Loan by an amount equal to the actual cash value of such Collateral as determined by either the insurance company's payment (plus any application deductible) or, in absence of insurance company payment, as reasonably determined by MLBFS. Notwithstanding the foregoing, if at any time of occurrence of such Event of Loss or any time thereafter prior to replacement or prepayment, as aforesaid, an Event of Default shall have occurred and be continuing hereunder, then MLBFS may at its sole option, exercisable at any time while such Event of Default shall be continuing, require Customer to either replace such Collateral or make a prepayment on account of the Loan, as aforesaid. Any partial prepayment of the Loans shall be applied to installments due in inverse order of maturity.

(j) Notice of Certain Events. Customer shall give MLBFS immediate notice of any attachment, lien, judicial process, encumbrance or claim affecting or involving $25,000.00 or more of the Collateral.

(k) Indemnification. Customer shall indemnify, defend and save MLBFS harmless from and against any and all claims, liabilities, losses, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) of any nature whatsoever which may be asserted against or incurred by MLBFS arising out of or in any manner occasioned by (I) the ownership, collection, possession, use or operation of any Collateral, or (ii) any failure by Customer to perform any of its obligations hereunder; excluding, however, from said indemnity any such claims, liabilities, etc. arising directly out of the willful wrongful act or active gross negligence of MLBFS. This indemnity shall survive the expiration or termination of this Loan Agreement as to all matters arising or accruing prior to such expiration or termination.

3.5 EVENTS OF DEFAULT

The occurrence of any of the following events shall constitute an "Event of Default" under this Loan Agreement:

(a) Failure to Pay. Customer shall fail to pay when due any amount owing by Customer to MLBFS under the Note or this Loan Agreement, or shall fail to pay when due any other Obligations, and any such failure shall continue for more than five (5) Business Days after written notice thereof shall have been given by MLBFS to Customer.

(b) Failure to Perform. Customer or any Guarantor shall default in the performance or observance of any covenant or agreement on its part to be performed or observed under this Loan Agreement, the Note or any of the other Additional Agreements (not constituting an Event of Default under any other clause of this Section), and such default shall continue unremedied for ten (10) Business Days after written notice thereof shall have been given by MLBFS to Customer.

(c) Breach of Warranty. Any representation or warranty made by Customer or any Guarantor contained in this Loan Agreement, the Note or any of the other Additional Agreements shall at any time prove to have been incorrect in any material respect when made.

(d) Default Under Other Agreement. A default or Event of Default by Customer or any Guarantor shall occur under the terms of any other agreement, instrument or document with or intended for the benefit of MLBFS, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") or any of their affiliates, and any required notice shall have been given and required notice shall have been given and required passage of time shall have elapsed.

(e) Bankruptcy Event. Any Bankruptcy Event shall occur.

(f) Material Impairment. Any event shall occur which shall reasonably cause MLBFS to in good faith believe that the prospect of full payment or performance by Customer or any Guarantor of any of their respective liabilities or obligations under this Loan Agreement, the Note or any of the other Additional Agreements to which Customer or such Guarantor is a party has been materially impaired. The existence of such a material impairment shall be determined in a manner consistent with the intent of Section 1-208 of the UCC.

(g) Acceleration of Debt to Other Creditors. Any event shall occur which results in the acceleration of the maturity of any indebtedness of $100,000.00 or more of Customer or any Guarantor to another creditor under any indenture, agreement, undertaking or otherwise.

(h) Seizure or Abuse of Collateral. The Collateral, or any material part thereof, shall be or become subject to any material abuse or misuse, or any levy, attachment, seizure or confiscation which is not released within ten (10) Business Days.

3.6 REMEDIES

(a) Remedies Upon Default. Upon the occurrence and during the continuance of any Event of Default, MLBFS may at its sole option do any one or more to all of the following, at such time and in such order as MLBFS may in its sole discretion choose:

(i) Termination. MLBFS may without notice terminate its obligation to make the Loan (if the Loan has not then been funded) or otherwise extend any credit to or for the benefit of Customer (it being understood, however, that upon the occurrence of any Bankruptcy Event all such obligations shall automatically terminate without any action on the part of MLBFS); and upon any such termination MLBFS shall be relieved of all such obligations.

(ii) Acceleration. MLBFS may declare the principal of and interest and any premium on the Note, and all other Obligations to be forthwith due and payable, whereupon all such amounts shall be immediately due and payable, without presentment, demand for payment, protest and notice of protest, notice of dishonor, notice of acceleration, notice of intent to accelerate or other notice or formality of any kind, all of which are hereby expressly waived; provided, however, that upon the occurrence of any Bankruptcy Event all such principal, interest, premium and other Obligations shall automatically become due and payable without any action on the part of MLBFS.

(iii) Exercise Other Rights. MLBFS may exercise any or all of the remedies of a secured party under applicable law, including, but not limited to, the UCC, and any or all of its other rights and remedies under this Loan Agreement and the Additional Agreements.

(iv) Possession. MLBFS may require Customer to make the Collateral and the records pertaining to the Collateral available to MLBFS at a place designated by MLBFS which is reasonably convenient to Customer, or may take possession of the Collateral and the records pertaining to the Collateral without the use of any judicial process and without any prior notice to Customer.

(v) Sale. MLBFS may sell any or all of the Collateral at public or private sale upon such terms and conditions as MLBFS may reasonably deem proper. MLBFS may purchase any Collateral at any such public sale. The net proceeds of any such public or private sale and all other amounts actually collected or received by MLBFS pursuant hereto, after deducting all costs and expenses incurred at any time in the collection of the Obligations and in the protection, collection and sale of the Collateral, will be applied to the payments of the Obligations, with any remaining proceeds paid to Customer or whoever else may be entitled thereto, and with Customer and each Guarantor remaining jointly and severally liable for any amount remaining unpaid after such application.

(vi) Delivery of Cash, Checks, Etc. MLBFS may require Customer to forthwith upon receipt, transmit and deliver to MLBFS in the form received, all cash, checks, drafts and other instruments for the payment of money (properly endorsed, where required, so that such items may be collected by MLBFS) which may be received by Customer at any time in full or partial payment of any Collateral, and require that Customer not commingle any such items which may be so received by Customer with any other of its funds or property but instead hold them separate and apart and in trust for MLBFS until deliver is made to MLBFS.

(vii) Notification of Account Debtors. MLBFS may notify any Account Debtor that its Account or Chattel Paper has been assigned to MLBFS and direct such Account Debtor to make payment directly to MLBFS of all amounts due or becoming due with respect to such Account or Chattel Paper; and MLBFS may enforce payment and collect, by legal proceedings or otherwise, such Account or Chattel Paper.

(viii) Control of Collateral. MLBFS may otherwise take control in any lawful manner of any cash or non-cash items of payment or proceeds of Collateral and of any rejected, returned, stopped in transit or repossessed goods included in the Collateral and endorse Customer's name on any item of payment on or proceeds of the Collateral

(b) Collection Fee. If following any acceleration of the Note and other Obligations pursuant to Section 3.6 (a) (ii) hereof Customer shall fail to pay the entire balance of the Note and all such other Obligations in full within ten
(10) Business Days after Customer is notified of such acceleration, then Customer shall pay to MLBFS, in addition to al other sums payable hereunder, a collection fee in an amount equal to the lesser of: (I) five percent (5%) of the sum of the then outstanding balance of the Note and then outstanding Obligations, or (ii) the maximum collection fee permitted by law. Such collection fee, which is intended to compensate MLBFS for its administrative costs incident to the collection of the Note and other Obligations following an Event of Default and acceleration, shall be payable on demand.

(c) Set-Off. MLBFS shall have the further right upon the occurrence and during the continuance of an Event of Default to set-off, appropriate and apply toward payment of any of the Obligations, in such order of application as MLBFS may from time to time and at any time elect, any cash, credit, deposits, accounts, financial assets, investment property, securities and any other property of Customer which is in transit to or in the possession, custody or control of MLBFS, MLPF&S or any agent, bailee, or affiliate of MLBFS or MOPF&S. Customer hereby collaterally assigns and grants to MLBFS a continuing security interest in all such property ass additional Collateral.

(d) Power of Attorney. Effective upon the occurrence and during the continuance of an Event of Default, Customer hereby irrevocably appoints MLBFS as its attorney-in-fact, with full power of substitution, in its place and stead and in its name or in the name of MLBFS, to from time to time in MLBFS; sole discretion take any action and to execute any instrument which MLBFS may deem necessary or advisable to accomplish the purposes of this Loan Agreement, including, but not limited to, to receive, endorse and collect all checks, drafts and other instruments for the payment of money made payable to Customer included in the collateral.

(e) Remedies are Severable and Cumulative. All rights and remedies of MLBFS herein are severable and cumulative and in addition to all other rights and remedies available in the Note, the other Additional Agreements, at law or in equity, and any one or more of such rights and remedies may be exercised simultaneously or successively.

(f) Notices. To the fullest extent permitted by applicable law, Customer hereby irrevocably waives and releases MLBFS of and from any and all liabilities and penalties for failure of MLBFS to comply with any statutory or other requirement imposed upon MLBFS relating to notices of sale, holding of sale or reporting of any sale, and Customer waives all rights of redemption or reinstatement from any such sale. Any notices required under applicable law shall be reasonably and properly given to Customer if given by any of the methods provided herein at least 5 Business Days prior to taking action. MLBFS shall have the right to postpone or adjourn any sale or other disposition of Collateral at any time without giving notice of any such postponed or adjourned date. In the event MLBFS seeks to take possession of any or all of the Collateral by court process, Customer further irrevocably waives to the fullest extent permitted by law any bonds and any surety or security relating thereto by any statute, court rule or otherwise as an incident to such possession, and any demand for possession prior to the commencement of any suit or action.

3.7 MISCELLANEOUS

(a) Non-Waiver. No failure or delay on the part of MLBFS in exercising any right, power or remedy pursuant to this Loan Agreement, the Note or any of the other Additional Agreements shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. Neither any waiver of any provision of this Loan Agreement, the Note or any of the other Additional Agreements, nor any consent to any departure by Customer therefrom, shall be effective unless the same shall be in writing and signed by MLBFS. Any waiver of any provision of this Loan Agreement, the Note or any of the other Additional Agreements shall be effective only in the specific instance and for the specific purpose for which given. Except as otherwise expressly provided herein, no notice to or demand on Customer shall in any case entitle Customer to any other or further notice or demand in similar or other circumstances.

(b) Disclosure. Customer hereby irrevocably authorizes MLBFS and each of its affiliates, including without limitation, MLPF&S, to at any time (whether or not an Event of Default shall have occurred) obtain from and disclose to each other any and all financial and other information about Customer.

(c) Communications. All notices and other communications required or permitted hereunder shall be in writing, and shall be either delivered personally, mailed by postage prepaid certified mail or sent by express overnight courier or by facsimile. Such notices and communications shall be deemed to be given on the date of personal delivery, facsimile transmission or actual delivery of certified mail, or one Business Day after delivery to an express overnight courier. Unless otherwise specified in a notice sent or delivered in accordance with the terms hereof, notices and other communications in writing shall be given to the parties hereto at their respective addresses set forth at the beginning of this Loan Agreement, or, in the case of facsimile transmission, to the parties at their respective regular facsimile telephone number.

(d) Costs, Expenses and Taxes. Customer shall upon demand pay or reimburse MLBFS for: (I) all Uniform Commercial Code and other filing and search fees and expenses incurred by MLBFS in connection with the verification, perfection or preservation of MLBFS; rights hereunder or in the Collateral or any other collateral for the Obligations; (ii) any and all stamp, transfer and other taxes and fees payable or determined to be payable in connection with the execution, delivery and/or recording of this Loan Agreement or any of the Additional Agreements; and (iii) all reasonable fees and out-of-pocket expenses (including, but not limited to, reasonable fees and expenses of outside counsel) incurred by MLBFS in connection with the collection of any sum payable hereunder or under any of the Additional Agreements not paid when due, the enforcement of this Loan Agreement or any of the Additional Agreements and the protection of MLBFS; rights hereunder or thereunder, excluding, however, salaries and normal overhead attributable to MLBFS' employees. The obligations of customer under this paragraph shall survive the expiration or termination of this Loan Agreement and the discharge of the other Obligations.

(e) Right to Perform Obligations. If Customer shall fail to do any act or thing which it has covenanted to do under this Loan Agreement or any representation or warranty on the part of Customer contained in this Loan Agreement shall be breached, MLBFS may, in its sole discretion, after 5 Business Days written notice is sent to Customer (or such lesser notice including no notice, as is reasonable under the circumstances), do the same or cause it to be done or remedy any such breach, and may expend its funds for such purpose. Any and all reasonable amounts so expended by MLBFS shall be repayable to MLBFS by Customer upon demand, with interest at the "Interest Rate" (as that item is defined in the Note) during the period from and including the date funds are so expended by MLBFS to the date of repayment, and all such amounts shall be additional
Obligations. The payment or performance by MLBFS of any of Customer's obligations hereunder shall not relieve Customer of said obligations or of the consequences of having failed to pay or perform the same, and shall not waive or be deemed a cure of any Default.

(f) Further Assurances. Customer agrees to do such further acts and things and to execute and deliver to MLBFS such additional agreements, instruments and documents as MLBFS may reasonable require or deem advisable to effectuate the purposes of this Loan Agreement, the Note or any of the other Additional Agreements, or to establish, perfect and maintain MLBFS' security interests and liens upon the Collateral, including but not limited to: (I) executing financing statements or amendments thereto when and as reasonably requested by MLBFS; and (ii) if in the reasonable judgment of MLBFS it is required by local law, causing the owners and/or mortgagees of the real property on which any Collateral may be located to execute and deliver to MLBFS waivers or subordinations reasonably satisfactory to MLBFS with respect to any rights in such Collateral.

(g) Binding Effect. This Loan Agreement, the Note and the other Additional Agreements shall be binding upon, and shall inure to the benefit of MLBFS, Customer and their respective successors and assigns. Customer shall not assign any of its rights or delegate any of its obligations under this Loan Agreement, the Note or any of the other Additional Agreements without the prior written consent of MLBFS. Unless otherwise expressly agreed to in a writing signed by MLBFS, no such consent shall in any event relieve Customer of any of its obligations under this Loan Agreement, the Note or any of the other Additional Agreements.

(h) Headings. Captions and section and paragraph headings in this Loan Agreement are inserted only as a matter of convenience, and shall not affect the interpretation hereof.

(i) Governing Law. This Loan Agreement, the Note, and unless otherwise expressly provided therein, each of the other Additional Agreements, shall be governed in all respects by the laws of the State of Illinois.

(j) Severability of Provisions. Whenever possible, each provision of this Loan Agreement, the Note and the other Additional Agreements shall be interpreted in such manner as to be effective and valid under applicable law. Any provision of this Loan Agreement, the Note or any of the other Additional Agreements which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Loan Agreement, the Note and the other Additional Agreements or affecting the validity or enforceability of such provision in any other jurisdiction.

(k) Term. This Loan Agreement shall become effective when accepted by MLBFS at its office in Chicago, Illinois, and subject to the terms hereof, shall continue in effect so long thereafter as there shall be any moneys owing hereunder of under the Note, or there shall be any other Obligations outstanding.

(l)  Counterparts.   This  Loan  Agreement  may  be  executed  in  one  or  more counterparts which, when taken together, constitute one and the same agreement.

(m) Jurisdiction; Waiver. CUSTOMER ACKNOWLEDGES THAT THIS LOAN AGREEMENT IS BEING ACCEPTED BY MLBFS IN PARTIAL CONSIDERATION OF MLBFS' RIGHT AND OPTION, IN ITS SOLE DISCRETION, TO ENFORCE THIS LOAN AGREEMENT, THE NOTE AND THE OTHER ADDITIOAL AGREEMENTS IN EITHER THE STATE OF ILLINOIS OR IN ANY OTHER JURISDICTION WHERE CUSTOMER OR ANY COLLATERAL FOR THE OBLIGATIONS MAY BE LOCATED. CUSTOMER CONSENTS TO JURISDICTION IN THE STATE OF ILLINOIS AND VENUE IN ANY STATE OR FECERAL COURT IN THE COUNTY OF COOK FOR SUCH PURPOSES, AND CUSOMER WAIVES ANY AND ALL RIGHTS TO CONTEST SAID JURISDICTION AND VENUE. CUSTOMER FURTHER WAIVES ANY RIGHTS TO COMMENCE ANY ACTION AGAINST MLBFS IN ANY
JURISDICTION EXCEPT IN THE COUNTY OF COOK AND STATE OF ILLINOIS. MLBFS AND CUSTOMER HEREBY EACH EXPRESSLY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDINGOR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES AGAINST THE OTHER PARTY WITH RESPECT TO ANY MATTER RELATING TO, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE LOAN, THE NOTE, THIS LOAN AGREEMENT, ANY OTHER ADDITIONAL GREEMENTS AND/OR ANY OF THE TRANSACTIONW WHICH ARE THE SUBJECT MATTER OF THIS LOAN AGREEMENT.

(n) Integration. THIS LOAN AGREEMENT, TOGETHER WITH THE NOTE AND THE OTHER ADDITIONAL AGREEMENTS, CONSTITUTES THE ENTIRE UNDERSTANDING AND REPRESENTS THE FULL AND FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR WRITTEN AGREEMENTS OR PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. WITHOUT LIMITING THE FOREGOING, CUSTOMER ACKNOWLEDGES THAT: (I) NO PROMISE OR COMMITMENT HAS BEEN MADE TO IT BY MLBFS, MLPF&S OR ANY OF THEIR RESPECTIVE EMPLOYEES, AGENTS OR REPRESENTATIVES TO MAKE THE LOAN ON ANY TERMS OTHER THAN AS EXPRESSLY SET FORTH HEREIN AND IN THE NOTE, OR TO MAKE ANY OTHER LOAN OR OTHERWISE EXTEND ANY OTHER CREDIT TO CUSTOMER OR ANY OTHER PARTY; AND (II) EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HREIN, THIS LOAN AGREEMENT SUPERSEDES AND REPLACES ANY AND ALL PROPOSALS, LETTERS OF INTENT AND APPROVAL AND COMMITMENT LETTERS FROM MLBFS TO CUTOMER, NONE OF WHICH SHALL BE CONSIDERED AN ADDITIONAL AGREEMENT. NO AMENDMENT OR MODIFICATION OF THIS AGREEMENT OR ANY OF THE ADDITIONAL AGREEMENTS TO WHICH CUSTOMER IS A PARTY SHALL BE EFFECTIVE UNLESS IN A WRITING SIGNED BY BOTH MLBFS AND CUSTOMER.

IN WITNESS WHEREOF, this Loan Agreement has been executed as of the day and year first above written.

LAKELAND INDUSTRIES, INC.


By: /s/ Raymond J. Smith         /s/Christopher J. Ryan
   ----------------------------------------------------
       Signature (1)               Signature (2)

       Raymond J Smith             Christopher J. Ryan
   ----------------------------------------------------
       Printed Name                Printed Name

       President                   Exec V.P. & Secretary
   ----------------------------------------------------
       Title                     Title

Accepted at Chicago, Illinois:
MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.

By:
   ---------------------------------

EXHIBIT A

ATTACHED TO AND HEREBY MADE A PART OF TERM LOAN AND SECURITY AGREEMENT NO. 9909550501 BETWEEN MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. AND LAKELAND INDUSTRIES, INC.

Additional Locations of Tangible Collateral:

1. Lakeland Industries, Inc.
711-2 Koehler Ave.
Ronkonkoma, NY 11779
(Landlord JBJ Realty - Peter Hofrichor)

2. Lakeland Industries, Inc.
2451 Highway 67 South
Somerville, AL 35670
(Landlord - Harvey Pride)

3. Lakeland Industries, Inc.
3420 Valley Ave. S.W.
Decatur, AL
(Landlord - River Group Holding Co. LLC - Harvey Pride, General Manager)

4. Lakeland Industries, Inc.
202 Pride Lane S.W.
Decatur, AL 35603
(Landlord - POMS Holding Co., a partnership - Harvey Pride, General Partner)

5. Lakeland Industries, Inc.
2401 Southwest Parkway
St. Joseph, MO 64503
(Landlord - Southwest Parkway, Inc. - S.C. Crawford)

Merrill Lynch                                                     No. 9909550501
$3,000,000.00                                                  September 9, 1999

COLLATERAL INSTALLMENT NOTE

FOR VALUE RECEIVED, LAKELAND INDUSTRIES, INC., a corporation organized and existing under the laws of the State of Delaware ("Customer") hereby promises to pay to the order of MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., a corporation organized and existing under the laws of the State of Delaware ("MLBFS"), in lawful money of the United States, the principal sum of Three Million Dollars ($3,000,000.00), or if more or less, the aggregate amount advanced by MLBFS to Customer pursuant to the Loan Agreement (the "Loan Amount"); together with interest on the unpaid balance of the Loan Amount, from the Closing Date until payment, at the Interest Rate (or, if applicable, at the Default Interest Rate), as follows:

1. DEFINITIONS

(a) In addition to terms defined elsewhere in this Note, as used herein, the following terms shall have the following meanings:

(i) "Closing Date" shall mean the date of advancement of funds hereunder.

(ii) "Default Interest Rate" shall mean a rate equal to the sum of the "Interest Rate", as determined below, plus two percent (2%) per annum.

(iii) "Excess Interest" shall mean any amount of interest in excess of the maximum amount of interest permitted to be charged by law.

(iv)  "Interest  Rate" shall mean a variable  per annum rate equal to the sum of
(I) 2.45% per annum, and (ii) the interest rate from time to time published in the "Money Rates" section of The Wall Street Journal for 30-day high-grade unsecured notes sold through dealers by major corporations (the "30-day Dealer Commercial Paper Rate"). The Interest Rate will change as of the date of publication in The Wall Street Journal of a 30-day Dealer Commercial Paper Rate that is different from that published on the preceding Business Day. In the event that The Wall Street Journal shall, for any reason, fail or cease to publish the 30-day Dealer Commercial paper Rate, MLBFS will choose a reasonably comparable index or source to use as the basis for the Interest Rate. Upon the occurrence and during the continuance of a Default, the Interest Rate May be increased to the "Default Interest Rate", as herein provided.

(v) "Loan Agreement" shall mean that certain TERM LOAN AND SECURITY AGREEMENT NO. 9909550501 between Customer and MLBFS, as the same may have been or may hereafter be amended or supplemented.

(vi) "Note" shall mean THIS COLLATERAL INSTALLMENT NOTE.


2. PAYMENT OR OTHER TERMS. Customer shall pay the indebtedness under this Note in 60 consecutive monthly installments commencing on the first day of the second calendar month following the Closing Date and continuing on the first day of each calendar month thereafter until this Note shall be paid in full. Each such installment in an amount equal to the sum of (I) accrued interest, and (ii)
1/60th of the Loan Amount (with the first such installment including interest accrued from the date of funding).

Each payment received hereunder shall be applied first to any fees and expenses of MLBFS payable by Customer under the terms of the Loan Agreement (including, without limitation, collection fees), next to accrued interest at the Interest Rate and/or Default Interest Rate, as applicable, with the balance applied on account of the unpaid principal hereof. Upon the occurrence and during the continuance of any Default, but without limiting the rights and remedies otherwise available to MLBFS or waiving such Default, the interest payable by Customer hereunder shall be at the option of MLBFS accrue and be payable at the Default Interest Rate. The Default Interest Rate, once implemented, shall continue to apply to this Note and be payable by Customer until the date such Default is either cured or waived in writing by MLBFS. All interest shall be computed on the basis of actual days elapsed over a 360-day year. All sums payable hereunder shall be payable at the office of MLBFS at 222 North LaSalle Street, Chicago, Illinois 60601, or at such other place or places as the holder hereof may from time to time appoint in writing.

Customer may prepay this Note at any time in whole or in part; provided, however, that if any such prepayment is made from the proceeds of a refinancing of this Note by another lender, such prepayment shall: (I) if made prior to the end of the first "year" after the Closing Date, be accompanied by a premium equal to 3% of the amount prepaid; (ii) if made during the second year following the Closing Date be accompanied by a premium equal to 2% of the amount prepaid; and (iii) if made thereafter be accompanied by a premium equal to 1% of the amount prepaid. A "year" for the purposes of this clause is a 365-366 day period commencing on the Closing Date or any anniversary of the Closing Date. Any partial prepayment shall be applied to installments of the Loan Amount in inverse order of maturity.

This Note is the Collateral Installment Note referred to in, and is entitled to all of the benefits of the Loan Agreement and any Additional Agreements. If Customer shall fail to pay when due any installment or other sum due hereunder, and any such failure shall continue for more than five (5) Business Days after written notice thereof shall have been given by the holder hereof to Customer, or if any other Event of Default shall have occurred and be continuing, then at the option of the holder hereof (or, upon the occurrence of any Bankruptcy Event, automatically, without any action on the part of the holder hereof), and in addition to all other rights and remedies available to such holder under the Loan Agreement, any Additional Agreements, and otherwise, the entire Loan Amount at such time remaining unpaid, together with accrued interest thereon and all other sums then owing by Customer under the Loan Agreement, may be declared to be and thereby become immediately due and payable.

It is expressly understood, however, that nothing contained in the Loan Agreement, any other agreement, instrument or document executed by Customer, or otherwise, shall affect or impair the right, which is unconditional and absolute, of the holder hereof to enforce payment of all sums due under this Note at or after maturity, whether by acceleration or otherwise, or shall affect the obligation of Customer, which is also unconditional and absolute, to pay the sums payable under this Note in accordance with its terms. Except as otherwise expressly set forth herein or in the Loan Agreement, Customer hereby waives presentment, demand for payment, protest and notice of protest, notice of dishonor, notice of acceleration, notice of intent to accelerate and all other notices and formalities in connection with this Note.

Wherever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Note. Notwithstanding any provision to the contrary in this Note, the Loan Agreement or any of the Additional Agreements, no provision of this Note, the Loan Agreement or any of the Additional Agreements shall require the payment or permit the collection of any Excess Interest. If any Excess Interest is provided for, or is adjudicated as being provided for, in this Note, the Loan Agreement or any of the Additional Agreements, then: (a) Customer shall not be obligated to pay any Excess Interest; and (b) any Excess interest that MLBFS may have received under this Note, the Loan Agreement or any of the Additional Agreements shall, at the option of MLBFS, be: (I) applied as a credit against the then unpaid principal balance of this Note, or accrued interest hereon not to exceed the maximum amount permitted by law, or both, (ii) refunded to the payor thereof, of (iii) any combination of the foregoing.

This Note shall be construed in accordance with the laws of the State of Illinois and may be enforced by the holder hereof in any jurisdiction in which the Loan Agreement may be enforced.

IN WITNESS WHEREOF, this Note has been executed by Customer as of the day and year first above written.

LAKELAND INDUSTRIES, INC.

By: /s/ Raymond J. Smith         /s/Christopher J. Ryan
   ----------------------------------------------------
       Signature (1)               Signature (2)

       Raymond J Smith             Christopher J. Ryan
   ----------------------------------------------------
       Printed Name                Printed Name

       President                   Exec V.P. & Secretary
   ----------------------------------------------------
       Title                     Title

                                                                   Exhibit 10(o)


This Agreement between

River Group Holding Co., LLP, c/o Harvey Pride Jr., 202 Pride Lane, SW, Decatur, AL 35603

                                                                     as Landlord
and Lakeland Industries, Inc., a Delaware corporation with offices at 711-2 Koehler Avenue, Ronkonkoma, N.Y. 11779 as Tenant
Witnesseth: The Landlord hereby leases to the Tenant the following premises: The premises located at 3428 Valley Avenue (2011/2 Pride Lane), Decatur, AL consisting of approximately 91,788 square feet. for the term of five (5) years. to commence from the 1st day of June, 1999 and to end on the 31st day of May, 2004 to be used and occupied only for Office, light manufacturing and warehouse space upon the conditions and covenants following:

1st. That the Tenant shall pay the annual rent of One Hundred Ninety Nine Thousand One Hundred ($199,100.00) Dollars said rent to be pain in equal monthly payments in advance on the first day of each and every month during the term aforesaid, as follows: Sixteen Thousand Five Hundred and Ninety Two ($16,592.00) Dollars on June 1st, 1999 and monthly thereafter non-structural

2nd. That the Tenant shall take good care of the premises and shall, at the Tenant's own cost and expense make all/repairs including, but not limited to, repairs of the plumbing, heating and electrical systems, and at the end or other expiration of the term, shall deliver up the demised premises in good order or condition, damages by the elements excepted.

3rd. That the Tenant shall promptly execute and comply with all statutes, ordinances, rules orders, regulations and requirements of the Federal, State and Local Governments and of any and all their Departments and Bureaus applicable to said premises, for the correction, prevention and abatement of nuisances or other grievances, in, upon, or connected with said premises during said term; and shall also promptly comply with and execute all rules, orders and regulations of the New York Board of Fire Underwriters, or any other similar body, at the Tenant's own cost and expense.

4th. That the Tenant, successors, heirs, executors and administrators shall not assign this agreement , or underlet or underlease the premises, or any part thereof, or make any alterations on the premises, without the Landlord's consent in writing; or occupy, or permit or suffer the same to be occupied for any business or purpose deemed disreputable or extra-hazardous on account of fire, under the penalty of damages and forfeiture, and in the event of a breach thereof, the term herein shall immediately cease and determine at the option of th Landlord as if it were the expiration of the original term.

5th. Tenant must give Landlord prompt notice of fire, accident, damage or dangerous or defective condition. If the Premises can not be used because of fire or other casualty, Tenant is not required to pay rent for the time the Premises are unusable. If part of the Premises can not be used, Tenant must pay rent for the usable part. Landlord shall have the right to decide which part of the Premises is usable. Landlord need only repair the damaged structural parts of the Premises. Landlord is not required to repair or replace any equipment , fixtures, furnishings or decorations unless originally installed by Landlord. Landlord is not responsible for delays due to settling insurance claims, obtaining estimates, labor and supply problems or any other cause not fully under Landlords control. If the fire or other casualty is caused by an act or neglect of Tenant, Tenant's employees or invitees, or at the time of the fire or casualty Tenant is in default in any term of this Lease, then all repairs will be made at Tenant's expense and Tenant must pay the full rent with no adjustment. The cost of the repairs will be added rent. Landlord has the right to demolish or rebuild the Building if there is substantial damage by fire or other casualty. Landlord may cancel this Lease within 30 days after the substantial fire or casualty by giving Tenant notice of Landlord's intention to demolish or rebuild. The Lease will end 30 days after Landlord's cancellation notice to the Tenant. Tenant must deliver the Premises to the Landlord on or before the cancellation date in the notice and pay all rent due to the date of the fire or casualty. If the Lease is cancelled Landlord is not required to repair the Premises or Building. The cancellation does not release Tenant of liability in connection with the fire or casualty. This Section is intended to replace the terms of New York Real Property Law Section 227.

6th. The said Tenant agrees that the said Landlord and the Landlord's agents and other representatives shall have the right to enter into and upon said premises, or any part thereof, at all reasonable hours for the purpose of examining the same, or making such repairs or alterations therein as may be necessary for the safety and preservation thereof.

7th. The Tenant also agrees to permit the Landlord or the Landlord's agents to show the premises to persons wishing to hire or purchase the same; and the Tenant further agrees that on and after the sixth month, next preceding the expiration of the term hereby granted, the Landlord or the Landlord's agents shall have the right to place notices on the front of said premises, or any part thereof, offering the premises "To Let" or "For Sale", and the Tenant hereby agrees to permit the same to remain thereon without hindrance or molestation.

8th. That if the said premises, or any part thereof shall be deserted or become vacant during said term, or if any default be made in the payment of the said rent or any part thereof, or if any default be made in the performance of any of the covenants herein contained, the Landlord or representatives may re-enter the said premises by force, summary proceedings or otherwise, and remove all persons therefrom, without being liable to prosecution therefor, and the Tenant hereby expressly waives the service of any notice in writing of intention to re-enter, and the Tenant shall pay at the same time as the rent becomes payable under the terms hereof a sum equivalent to the rent reserved herein, and the Landlord may tent the premises on behalf of the Tenant, reserving the right to rent the premises for a longer period of time than fixed in the original lease without releasing the original Tenant from any liability, applying any moneys collected, first to the expense of resuming or obtaining possession, second to restoring the premises to a rentable condition, and then to the payment of the rent and all other charges due and to grow due to the Landlord, any surplus to be paid to the Tenant, who shall remain liable for any deficiency.

9th. Landlord may replace, at the expense of Tenant, any and all broken glass in and about demised premises. Landlord may insure, and keep insured, all plate glass in the demised premises for and in the name of Landlord. Bills, for the premiums therefor shall be rendered by Landlord to Tenant at such times as Landlord may elect, and shall be due for, and payable by Tenant when rendered, and the amount thereof shall be deemed to be, and be paid as, additional rental.

Damage and injury to the said premises, caused by the carelessness, negligence or improper conduct on the part of the said Tenant or the Tenant's agents or employees shall be repaired as speedily as possible by the Tenant at the Tenant's own cost and expense.

10th. That the Tenant shall neither encumber nor obstruct the sidewalk in front of, entrance to, or halls and stairs of said premises, nor allow the same to be obstructed or encumbered in any manner.

11th. The Tenant shall neither place, or cause or allow to be placed, any sign or signs of any kind whatsoever at, in or about the entrance to said premises or any other part of same, except in or at such place or places as may be indicated by the Landlord and consented to by the Landlord in writing. And in case the Landlord or the Landlord's representatives shall deem it necessary to remove any such sign or signs in order to paint the said premises or the building wherein same is situated or make any other repairs , alterations or improvements in or upon said premises or building or any part thereof, the Landlord shall have the right to do so, providing the same be removed and replaced at the Landlord's expense, whenever the said repairs, alterations or improvements shall be completed.

12th. That the Landlord is exempt from any and all liability for any damage or injury to person or property caused by or resulting from steam, electricity, gas, water, rain, ice or snow, or any leak or flow from or into any part of said building or from any damage or injury resulting or arising from any other cause or happening whatsoever unless said damage or injury be caused by or be due to the negligence of the Landlord.

13th. That if default be made in any of the covenants herein contained, then it shall be lawful for the said Landlord to re-enter the said premises, and the same to have again, re-possess and enjoy. The said Tenant hereby expressly waives the service of any notice in writing of intention to re-enter.

14th. That this instrument shall not be a lien against said premises in respect to any mortgages that are now on or that hereafter may be placed against said premises, and that the recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien of this lease, irrespective of the date of recording and the Tenant agrees to execute without cost, any such instrument which may be deemed necessary or desirable to further effect the subordination of this lease to any such mortgage or mortgages, and a refusal to execute such instrument shall entitle the Landlord, or the Landlord's assigns and legal representatives to the option of cancelling this lease without incurring any expense or damage and the term hereby granted is expressly limited accordingly.

15th. The Tenant has this day deposited with the Landlord the sum of $ -0- as security for the full and faithful performance by the Tenant of all the terms, covenants and conditions of this lease upon the Tenant's part to be performed, which said sum shall be returned to the Tenant after the time fixed as the expiration of the term herein, provided the Tenant has fully and faithfully carried out all of said terms, covenants and conditions on Tenant's part to be performed. In the event of a bona fide sale, subject to this lease, the Landlord shall have the right to transfer the security to the vendee for the benefit of the Tenant and the Landlord shall be considered released by the Tenant from all liability for the return of such security; and the Tenant agrees to look to the new Landlord solely for the return of the said security, and it is agreed that this shall apply to every transfer or assignment made of the security to a new Landlord.

16th. That the security deposited under this lease shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord.

17th. It is expressly understood and agreed that in case the demised premises shall be deserted or vacated, or if default be made in the payment of the rent or any part thereof as herein specified, or if, without the consent of the Landlord, the Tenant shall sell, assign, or mortgage this lease or if defaults be made in the performance of any of the covenants and agreements in this lease contained on the part of the Tenant to be kept and performed, or if the Tenant shall fail to comply with any of the statutes, ordinances, rules, orders regulations and requirements of the Federal, State and Local Governments or of any and all their Departments and Bureaus, applicable to said premises, or if the Tenant shall file or there be filed against Tenant a petition in bankruptcy or arrangement, or Tenant be adjudicated a bankrupt or make an assignment for the benefit of creditors or take advantage of any insolvency act, the Landlord may, if the Landlord so elects, at any time thereafter terminate this lease and the term hereof, on giving to the Tenant five days' notice in writing of the Landlord's intention so to do, and this lease and the term hereof shall expire and come to an end on the date fixed in such notice as if the said date were the date originally fixed in this lease for the expiration hereof. Such notice may be given by mail to the Tenant addressed to the demised premises.

18th. Tenant shall pay to the Landlord the rent or charge, which may, during the demised term , be assessed or imposed for the water used or consumed in or on the said premises, whether determined by meter or otherwise, as soon as and when the same may be assessed or imposed, and will also pay the expenses for the setting of a water meter in the said premises should the latter be required. Tenant shall pay Tenant's proportionate part of the sewer rent or charge imposed upon the building. All such rents or charges or expenses shall be paid as additional rent and shall be added to the next month's rent thereafter to become due.

19th. That the Tenant will not nor will the Tenant permit undertenants or other person to do anything in said premises, or bring anything into said premises, or permit anything to be brought into said premises or to be kept therein, which will in any way increase the rate of fire insurance on said demised premises, nor use the demised premises or any part thereof, nor suffer or permit their use for any business or purpose which would cause an increase in the rate of fire insurance on said building, and the Tenant agrees to pay on demand any such increase.

20th. The failure of the Landlord to insist upon a strict performance of any of the terms, conditions and covenants herein, shall not be deemed a waiver of any rights or remedies that the Landlord may have, and shall not be deemed a waiver of any subsequent breach or default in the terms, conditions and covenants herein contained. This instrument may not be charged, modified, discharged or terminated orally.

21st. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim against Landlord for the value of any unexpired term of said lease. No part of any award shall belong to the Tenant.

22nd. If after default in payment of rent of violation or any other provision of this lease, or upon the expiration of this lease, the Tenant moves out or is dispossessed and fails to remove any trade fixtures or other property prior to such said default, removal, expiration of lease, or prior to the issuance of the final order or execution of the warrant, then and in that event, the said fixtures and property shall be deemed abandoned by the said Tenant and shall become the property of the Landlord.

23rd. In the event that the relation of the Landlord and Tenant may cease or terminate by reason of the re-entry of the Landlord under the terms and covenants contained in this lease or by the ejectment of the Tenant by summary proceedings or otherwise, or after the abandonment of the premises by the Tenant, it is hereby agreed that the Tenant shall remain liable and shall pay in monthly payments the rent which accrues subsequent to the re-entry by the Landlord, and the Tenant expressly agrees to pay as damages for the breach of the covenants herein contained, the difference between the rent reserved and the rent collected and received, if any, by the Landlord during the remainder of the unexpired term, such difference or deficiency between the rent herein reserved and the rent collected if any, shall become due and payable in monthly payments during the remainder of the unexpired term, as the amounts of such difference or deficiency shall from time to time be ascertained; and it is mutually agreed between Landlord and Tenant that the respective parties hereto shall and hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other on any matters whatsoever arising out of or in any way connected with this lease, the Tenant's use or occupancy of said premises, and/or any claim of injury or damage.

24th. The Tenant waives all rights to redeem under any law.

25th. This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with a National Emergency or in connection with any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the condition of supply and demand which have been or are effected by war or other emergency.

26th. No diminution or abatement of rent, or other compensation, shall be claimed or allowed for inconvenience or discomfort arising from the making of repairs or improvements to the building or to its appliances, nor for any space taken to comply with any law, ordinance or order of a governmental authority. In respect to the various "services," if any, herein expressly or impliedly agreed to be furnished by the Landlord to the Tenant, it is agreed that there shall be no diminution or abatement of the rent, or any other compensation, for interruption or curtailment of such "service" when such interruption or curtailment shall be due to accident, alterations or repairs desirable or necessary to be made or to inability or difficulty in securing supplies or labor for the maintenance of such "service" or to some other cause, not gross negligence on the part of the Landlord. No such interruption or curtailment of such "service" shall be deemed a constructive eviction. The Landlord shall not be required to furnish, and the Tenant shall not be entitled to receive, any of such "services" during any period wherein the Tenant shall be in default in respect to the payment of rent. Neither shall there be any abatement or diminution of rent because of making of repairs, improvements or decorations to the demised premises after the date above fixed for the commencement of the term, it is being understood that rent shall, in any, commence to run as such date so above fixed.

27th. Landlord shall not be liable for failure to give possession of the premises upon commencement date by reason of the fact that premises are not ready for occupancy or because a prior Tenant or any other person is wrongfully holding over or is in wrongful possession, or for any other reason. The rent shall not commence until possession is given or is available, but the term herein shall not be extended.

Additional Provisions on Rider attached Herein.



And the said Landlord doth covenant that the Tenant on paying the said yearly rent, and performing the covenants aforesaid, shall and may peacefully and quietly have, hold and enjoy the said demised premises for the term aforesaid, provided however, that this covenant shall be conditioned upon the retention of title to the premises by the Landlord. And it is mutually understood and agreed that the covenants and agreements contained in the within lease shall be binding upon the parties hereto and upon their respect successors, heirs, executors and administrators. In Witness Whereof, the parties have interchangeably set their hands and seals (or caused these presents to be signed by their proper corporate officers and caused their proper corporate seal to be hereto affixed) this day of 1999 Poms holding Co., as Landlord

By:

Lakeland Industries, INc.

By:   /s/Harvey Pride, Jr.
      --------------------
      Harvey Pride, Jr.

Signed, sealed and delivered in the presence of


State of New York,

County of

S.S.

On the   day of   19  , before me personally came

to me known and known to me to be the individual described in, and who executed, the foregoing instrument, and acknowledged to me that he executed the same.

State of New York,

County of

S.S.

On the day of 19 , before me personally came to me known, who, being by me duly sworn, did depose and say that he resides at No.

that he is the    of

the corporation mentioned in, and which executed, the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of said corporation; and that he signed h name thereto by like order.

POMS HOLDING CO./
Landlord,
-with-
LAKELAND INDUSTRIES, INC.,
Tenant.

Lease

Dated, September, 1999

In Consideration of the letting of the premises within mentioned to the within named Tenant and the sum of $1.00 paid to the undersigned by the within named Landlord, the undersigned do hereby covenant and agree, to and with the Landlord and the Landlord's legal representatives, that if default shall at any time be made by the said Tenant in the payment of the rent and the performance of the covenants contained in the within lease, on the Tenant's part to be paid and performed, that the undersigned will well and truly pay the said rent, or any arrears thereof, that may remain due unto the said Landlord, and also pay all damages that may arise in consequences of the non-performance of said covenants, or either of them, without requiring notice of any such default from the said Landlord. The undersigned hereby waives all right to trial by jury in any action or proceeding hereinafter instituted by the Landlord, to which the undersigned may be a party.

In Witness Whereof, the undersigned ha set hand and seal this day of , 19

WITNESS  L.S.


RIDER TO LEASE
Dated: September 1, 1999
between
POMS HOLDING CO., as Landlord
and
LAKELAND INDUSTRIES, INC., as Tenant

28th. Wherever there is a conflict between the printed and typewritten portions of this lease, the typewritten portions shall govern.

29th. Tenant, at its own expense, shall maintain plateglass and comprehensive general public liability insurance protecting Landlord and Tenant and naming Landlord as an additional insured with respect to personal injury or property damage due to negligence occurring in or about the leased premises with minimum limits of $300,000.00 for personal injury to any one person, and $500,000.00 for personal injury to any number of persons arising out of one accident, and $100,000.00 for property damage. Said insurance shall be taken out with a company licensed to do business in the State of New York and the State of Alabama and proof of such insurance shall be delivered to the Landlord upon the commencement of this lease. Annual proof of payment shall thereafter be submitted to the Landlord. The original policy, upon Landlord's request, shall be exhibited to the Landlord by the Tenant within thirty (30) days after commencement of the term of this agreement. Upon failure of the Tenant to so deposit said policy, the Landlord shall have the privilege to procure said insurance on his own application therefor, and the amount of the premium, if paid by the Landlord, shall be due and payable with the rent reserved hereunder, collectible with the same remedies as if originally reserved as rent hereunder.

30th. Notwithstanding anything else contained in this lease, it is understood and agreed that the Tenant shall provide his own heat and pay his own electricity bills. All of the utilities shall be supplied by the Tenant at his own cost and expense.

31st. Notwithstanding anything else contained in this lease, upon the expiration of same for amy reason whatsoever, Tenant covenants and agrees that the premises will be redelivered to the Landlord broom clean.

32nd. The Tenant shall make no physical improvements, changes, modifications, alterations or additions to the leased premises without the written consent of the Landlord. All alterations, repairs, improvements, extensions or additions which may be made to the demised premises by the Tenant shall immediately become the property of the Landlord and become a part of the demised premises hereunder, excepting, however, removable trade fixtures. It is, however, agreed that when trade fixtures are removed, the demised premises are to be placed, at the Tenant's expense, in their original condition.

33rd. The Tenant shall pay as additional rent during the term hereof without any set off or deduction whatsoever, all taxes on the entire building of which the leased premises are a part, including, but not limited to, ad valorem taxes, real estate taxes and water charges. Such payment shall be hade within thirty
(30) days of the demand therefor by the Landlord and receipted tax bills shall be sufficient evidence of the amount of such taxes.

34th. Tenant shall pay as additional rent during the term hereof without any set off or deduction whatsoever, all fire insurance premiums on the entire building of which the leased premises are a part within thirty (30) days of the date of receipt by Tenant from Landlord of a bill therefor.

35th. Tenant shall have the right to sublet all or any portion of the demised premises provided the following conditions are complied with:

         (a) At the time of such subletting, this lease must be in full force and effect without any breach or default thereunder on the part of the Tenant.

         (b) A copy of sublease shall be mailed to Landlord within ten (10) days from the effective date of such subletting.

         (c) Such subletting shall be upon and subject to all the provisions, terms, covenants and conditions of this lease and Tenant shall continue to be and remain liable hereunder.

         (d) Notwithstanding the foregoing, if the Tenant proposes to sublet all or substantially all of the demised premises, Tenant shall so notify the Landlord and Landlord shall have the option to cancel and terminate this lease as of the date proposed by Tenant for such subletting, which options shall be exercisable within fifteen (5) days after receipt of such notice by Landlord of the proposed subletting.

         (e) Tenant shall not assign this lease without the consent of Landlord first hand received, which consent Landlord agrees not to unreasonably withhold or delay; provided, however, that Tenant shall have the right, without the consent of Landlord, to assign this lease to (i) a subsidiary or affiliated corporation, either of which may have a normal capital; (ii) any corporation resulting from a reorganization of Tenant or its parent company with any one or more corporations; (iii) any corporation resulting from the consolidation of Tenant with or into any one or more corporations.

36th. Throughout the term of this lease, Tenant shall indemnify Landlord and save it harmless against and from any and all liability, losses, damages, costs, expenses and claims by or on behalf of any person, firm, corporation, governmental authority or other entity incurred by Landlord with respect to the leased premises, including, without limitation, burdens resulting from any and all acts of commission or omission on the part of Tenant or of anyone holding by, through or under Tenant, and any and all of its agents, servants, employees, invitees and contractors, and against and from any injury or damage to any person, or to any property of any person, except as a result of Landlord's own acts of commission or omission.

37th. Tenant shall be responsible for, and hereby relieves and shall save landlord harmless of and from any and all liability by reason of any injury or damage to any person or property in the leased premises, whether such property belongs to Tenant or to any persons, firms, corporations or other entity caused by any fire, installation or from water, rain or show that may leak into, issue or flow from any part of said leased premises, or from the drains, pipes or plumbing work of the said leased premises, or from any place or quarter and from the use, misuse or abuse of any hoists, conveyors, hatches, openings, platforms, stairways, machinery or equipment of any kind whatever which may exist at the time of the date of this lease or thereafter be installed in or on the leased premises, and from any and all kinds of injury and damage which may arise in or upon the leased premises from any other cause, unless such damage, injury, use, misuse or abuse shall have been caused by or result from the negligence of Landlord, its agents, servants or employees during the continuance of this lease by acts of commission or omission.

38th. It is hereby understood and agreed that in the event the Tenant leaves any property on the leased premises subsequent to the expiration of the within lease that said property is hereby deemed abandoned and the Landlord may dispose of said property at its option without any liability on the part of the Landlord. It is further understood and agreed that the Tenant waives any and all rights, title and interest to said property, releases and waives any and all claims thereto, and further agrees that the Tenant will be responsible to the Landlord for any and all expenses incurred by the Landlord concerning said property.

39th. Whenever under the terms of this lease any sum of money is required to be paid by Tenant in addition to the rental herein reserved, and said additional amount so to be paid is not designated as "additional," or provision is not made in the paragraph covering such payment for the collection of said amount as "additional rental," then said amount shall nevertheless, at the option of Landlord if not paid when due, be deemed "additional rental," and collectible as such with any installment of rental thereafter falling due hereunder, but nothing herein contained shall be deemed to suspend or delay the payment of any sum at the time the same becomes due and payable hereunder or limit any other remedy of Landlord.

40th. This lease contains the entire agreement between Landlord and Tenant and shall not be modified in any manner except by an instrument in writing signed by Landlord and Tenant.

POMS HOLDING CO., Landlord

By:   /s/Raymond J. Smith
      -------------------
      Raymond J. Smith, President

LAKELAND INDUSTRIES, INC., Tenant

By:

                                                                   Exhibit 10(o)


This Agreement between

River Group Holding Co., LLP, c/o Harvey Pride Jr., 202 Pride Lane, SW, Decatur, AL 35603

                                                                     as Landlord
and Lakeland Industries, Inc., a Delaware corporation with offices at 711-2 Koehler Avenue, Ronkonkoma, N.Y. 11779 as Tenant
Witnesseth: The Landlord hereby leases to the Tenant the following premises: The premises located at 3428 Valley Avenue (2011/2 Pride Lane), Decatur, AL consisting of approximately 91,788 square feet. for the term of five (5) years. to commence from the 1st day of June, 1999 and to end on the 31st day of May, 2004 to be used and occupied only for Office, light manufacturing and warehouse space upon the conditions and covenants following:

1st. That the Tenant shall pay the annual rent of One Hundred Ninety Nine Thousand One Hundred ($199,100.00) Dollars said rent to be pain in equal monthly payments in advance on the first day of each and every month during the term aforesaid, as follows: Sixteen Thousand Five Hundred and Ninety Two ($16,592.00) Dollars on June 1st, 1999 and monthly thereafter non-structural

2nd. That the Tenant shall take good care of the premises and shall, at the Tenant's own cost and expense make all/repairs including, but not limited to, repairs of the plumbing, heating and electrical systems, and at the end or other expiration of the term, shall deliver up the demised premises in good order or condition, damages by the elements excepted.

3rd. That the Tenant shall promptly execute and comply with all statutes, ordinances, rules orders, regulations and requirements of the Federal, State and Local Governments and of any and all their Departments and Bureaus applicable to said premises, for the correction, prevention and abatement of nuisances or other grievances, in, upon, or connected with said premises during said term; and shall also promptly comply with and execute all rules, orders and regulations of the New York Board of Fire Underwriters, or any other similar body, at the Tenant's own cost and expense.

4th. That the Tenant, successors, heirs, executors and administrators shall not assign this agreement , or underlet or underlease the premises, or any part thereof, or make any alterations on the premises, without the Landlord's consent in writing; or occupy, or permit or suffer the same to be occupied for any business or purpose deemed disreputable or extra-hazardous on account of fire, under the penalty of damages and forfeiture, and in the event of a breach thereof, the term herein shall immediately cease and determine at the option of th Landlord as if it were the expiration of the original term.

5th. Tenant must give Landlord prompt notice of fire, accident, damage or dangerous or defective condition. If the Premises can not be used because of fire or other casualty, Tenant is not required to pay rent for the time the Premises are unusable. If part of the Premises can not be used, Tenant must pay rent for the usable part. Landlord shall have the right to decide which part of the Premises is usable. Landlord need only repair the damaged structural parts of the Premises. Landlord is not required to repair or replace any equipment , fixtures, furnishings or decorations unless originally installed by Landlord. Landlord is not responsible for delays due to settling insurance claims, obtaining estimates, labor and supply problems or any other cause not fully under Landlords control. If the fire or other casualty is caused by an act or neglect of Tenant, Tenant's employees or invitees, or at the time of the fire or casualty Tenant is in default in any term of this Lease, then all repairs will be made at Tenant's expense and Tenant must pay the full rent with no adjustment. The cost of the repairs will be added rent. Landlord has the right to demolish or rebuild the Building if there is substantial damage by fire or other casualty. Landlord may cancel this Lease within 30 days after the substantial fire or casualty by giving Tenant notice of Landlord's intention to demolish or rebuild. The Lease will end 30 days after Landlord's cancellation notice to the Tenant. Tenant must deliver the Premises to the Landlord on or before the cancellation date in the notice and pay all rent due to the date of the fire or casualty. If the Lease is cancelled Landlord is not required to repair the Premises or Building. The cancellation does not release Tenant of liability in connection with the fire or casualty. This Section is intended to replace the terms of New York Real Property Law Section 227.

6th. The said Tenant agrees that the said Landlord and the Landlord's agents and other representatives shall have the right to enter into and upon said premises, or any part thereof, at all reasonable hours for the purpose of examining the same, or making such repairs or alterations therein as may be necessary for the safety and preservation thereof.

7th. The Tenant also agrees to permit the Landlord or the Landlord's agents to show the premises to persons wishing to hire or purchase the same; and the Tenant further agrees that on and after the sixth month, next preceding the expiration of the term hereby granted, the Landlord or the Landlord's agents shall have the right to place notices on the front of said premises, or any part thereof, offering the premises "To Let" or "For Sale", and the Tenant hereby agrees to permit the same to remain thereon without hindrance or molestation.

8th. That if the said premises, or any part thereof shall be deserted or become vacant during said term, or if any default be made in the payment of the said rent or any part thereof, or if any default be made in the performance of any of the covenants herein contained, the Landlord or representatives may re-enter the said premises by force, summary proceedings or otherwise, and remove all persons therefrom, without being liable to prosecution therefor, and the Tenant hereby expressly waives the service of any notice in writing of intention to re-enter, and the Tenant shall pay at the same time as the rent becomes payable under the terms hereof a sum equivalent to the rent reserved herein, and the Landlord may tent the premises on behalf of the Tenant, reserving the right to rent the premises for a longer period of time than fixed in the original lease without releasing the original Tenant from any liability, applying any moneys collected, first to the expense of resuming or obtaining possession, second to restoring the premises to a rentable condition, and then to the payment of the rent and all other charges due and to grow due to the Landlord, any surplus to be paid to the Tenant, who shall remain liable for any deficiency.

9th. Landlord may replace, at the expense of Tenant, any and all broken glass in and about demised premises. Landlord may insure, and keep insured, all plate glass in the demised premises for and in the name of Landlord. Bills, for the premiums therefor shall be rendered by Landlord to Tenant at such times as Landlord may elect, and shall be due for, and payable by Tenant when rendered, and the amount thereof shall be deemed to be, and be paid as, additional rental.

Damage and injury to the said premises, caused by the carelessness, negligence or improper conduct on the part of the said Tenant or the Tenant's agents or employees shall be repaired as speedily as possible by the Tenant at the Tenant's own cost and expense.

10th. That the Tenant shall neither encumber nor obstruct the sidewalk in front of, entrance to, or halls and stairs of said premises, nor allow the same to be obstructed or encumbered in any manner.

11th. The Tenant shall neither place, or cause or allow to be placed, any sign or signs of any kind whatsoever at, in or about the entrance to said premises or any other part of same, except in or at such place or places as may be indicated by the Landlord and consented to by the Landlord in writing. And in case the Landlord or the Landlord's representatives shall deem it necessary to remove any such sign or signs in order to paint the said premises or the building wherein same is situated or make any other repairs , alterations or improvements in or upon said premises or building or any part thereof, the Landlord shall have the right to do so, providing the same be removed and replaced at the Landlord's expense, whenever the said repairs, alterations or improvements shall be completed.

12th. That the Landlord is exempt from any and all liability for any damage or injury to person or property caused by or resulting from steam, electricity, gas, water, rain, ice or snow, or any leak or flow from or into any part of said building or from any damage or injury resulting or arising from any other cause or happening whatsoever unless said damage or injury be caused by or be due to the negligence of the Landlord.

13th. That if default be made in any of the covenants herein contained, then it shall be lawful for the said Landlord to re-enter the said premises, and the same to have again, re-possess and enjoy. The said Tenant hereby expressly waives the service of any notice in writing of intention to re-enter.

14th. That this instrument shall not be a lien against said premises in respect to any mortgages that are now on or that hereafter may be placed against said premises, and that the recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien of this lease, irrespective of the date of recording and the Tenant agrees to execute without cost, any such instrument which may be deemed necessary or desirable to further effect the subordination of this lease to any such mortgage or mortgages, and a refusal to execute such instrument shall entitle the Landlord, or the Landlord's assigns and legal representatives to the option of cancelling this lease without incurring any expense or damage and the term hereby granted is expressly limited accordingly.

15th. The Tenant has this day deposited with the Landlord the sum of $ -0- as security for the full and faithful performance by the Tenant of all the terms, covenants and conditions of this lease upon the Tenant's part to be performed, which said sum shall be returned to the Tenant after the time fixed as the expiration of the term herein, provided the Tenant has fully and faithfully carried out all of said terms, covenants and conditions on Tenant's part to be performed. In the event of a bona fide sale, subject to this lease, the Landlord shall have the right to transfer the security to the vendee for the benefit of the Tenant and the Landlord shall be considered released by the Tenant from all liability for the return of such security; and the Tenant agrees to look to the new Landlord solely for the return of the said security, and it is agreed that this shall apply to every transfer or assignment made of the security to a new Landlord.

16th. That the security deposited under this lease shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord.

17th. It is expressly understood and agreed that in case the demised premises shall be deserted or vacated, or if default be made in the payment of the rent or any part thereof as herein specified, or if, without the consent of the Landlord, the Tenant shall sell, assign, or mortgage this lease or if defaults be made in the performance of any of the covenants and agreements in this lease contained on the part of the Tenant to be kept and performed, or if the Tenant shall fail to comply with any of the statutes, ordinances, rules, orders regulations and requirements of the Federal, State and Local Governments or of any and all their Departments and Bureaus, applicable to said premises, or if the Tenant shall file or there be filed against Tenant a petition in bankruptcy or arrangement, or Tenant be adjudicated a bankrupt or make an assignment for the benefit of creditors or take advantage of any insolvency act, the Landlord may, if the Landlord so elects, at any time thereafter terminate this lease and the term hereof, on giving to the Tenant five days' notice in writing of the Landlord's intention so to do, and this lease and the term hereof shall expire and come to an end on the date fixed in such notice as if the said date were the date originally fixed in this lease for the expiration hereof. Such notice may be given by mail to the Tenant addressed to the demised premises.

18th. Tenant shall pay to the Landlord the rent or charge, which may, during the demised term , be assessed or imposed for the water used or consumed in or on the said premises, whether determined by meter or otherwise, as soon as and when the same may be assessed or imposed, and will also pay the expenses for the setting of a water meter in the said premises should the latter be required. Tenant shall pay Tenant's proportionate part of the sewer rent or charge imposed upon the building. All such rents or charges or expenses shall be paid as additional rent and shall be added to the next month's rent thereafter to become due.

19th. That the Tenant will not nor will the Tenant permit undertenants or other person to do anything in said premises, or bring anything into said premises, or permit anything to be brought into said premises or to be kept therein, which will in any way increase the rate of fire insurance on said demised premises, nor use the demised premises or any part thereof, nor suffer or permit their use for any business or purpose which would cause an increase in the rate of fire insurance on said building, and the Tenant agrees to pay on demand any such increase.

20th. The failure of the Landlord to insist upon a strict performance of any of the terms, conditions and covenants herein, shall not be deemed a waiver of any rights or remedies that the Landlord may have, and shall not be deemed a waiver of any subsequent breach or default in the terms, conditions and covenants herein contained. This instrument may not be charged, modified, discharged or terminated orally.

21st. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim against Landlord for the value of any unexpired term of said lease. No part of any award shall belong to the Tenant.

22nd. If after default in payment of rent of violation or any other provision of this lease, or upon the expiration of this lease, the Tenant moves out or is dispossessed and fails to remove any trade fixtures or other property prior to such said default, removal, expiration of lease, or prior to the issuance of the final order or execution of the warrant, then and in that event, the said fixtures and property shall be deemed abandoned by the said Tenant and shall become the property of the Landlord.

23rd. In the event that the relation of the Landlord and Tenant may cease or terminate by reason of the re-entry of the Landlord under the terms and covenants contained in this lease or by the ejectment of the Tenant by summary proceedings or otherwise, or after the abandonment of the premises by the Tenant, it is hereby agreed that the Tenant shall remain liable and shall pay in monthly payments the rent which accrues subsequent to the re-entry by the Landlord, and the Tenant expressly agrees to pay as damages for the breach of the covenants herein contained, the difference between the rent reserved and the rent collected and received, if any, by the Landlord during the remainder of the unexpired term, such difference or deficiency between the rent herein reserved and the rent collected if any, shall become due and payable in monthly payments during the remainder of the unexpired term, as the amounts of such difference or deficiency shall from time to time be ascertained; and it is mutually agreed between Landlord and Tenant that the respective parties hereto shall and hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other on any matters whatsoever arising out of or in any way connected with this lease, the Tenant's use or occupancy of said premises, and/or any claim of injury or damage.

24th. The Tenant waives all rights to redeem under any law.

25th. This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with a National Emergency or in connection with any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the condition of supply and demand which have been or are effected by war or other emergency.

26th. No diminution or abatement of rent, or other compensation, shall be claimed or allowed for inconvenience or discomfort arising from the making of repairs or improvements to the building or to its appliances, nor for any space taken to comply with any law, ordinance or order of a governmental authority. In respect to the various "services," if any, herein expressly or impliedly agreed to be furnished by the Landlord to the Tenant, it is agreed that there shall be no diminution or abatement of the rent, or any other compensation, for interruption or curtailment of such "service" when such interruption or curtailment shall be due to accident, alterations or repairs desirable or necessary to be made or to inability or difficulty in securing supplies or labor for the maintenance of such "service" or to some other cause, not gross negligence on the part of the Landlord. No such interruption or curtailment of such "service" shall be deemed a constructive eviction. The Landlord shall not be required to furnish, and the Tenant shall not be entitled to receive, any of such "services" during any period wherein the Tenant shall be in default in respect to the payment of rent. Neither shall there be any abatement or diminution of rent because of making of repairs, improvements or decorations to the demised premises after the date above fixed for the commencement of the term, it is being understood that rent shall, in any, commence to run as such date so above fixed.

27th. Landlord shall not be liable for failure to give possession of the premises upon commencement date by reason of the fact that premises are not ready for occupancy or because a prior Tenant or any other person is wrongfully holding over or is in wrongful possession, or for any other reason. The rent shall not commence until possession is given or is available, but the term herein shall not be extended.

Additional Provisions on Rider attached Herein.



And the said Landlord doth covenant that the Tenant on paying the said yearly rent, and performing the covenants aforesaid, shall and may peacefully and quietly have, hold and enjoy the said demised premises for the term aforesaid, provided however, that this covenant shall be conditioned upon the retention of title to the premises by the Landlord. And it is mutually understood and agreed that the covenants and agreements contained in the within lease shall be binding upon the parties hereto and upon their respect successors, heirs, executors and administrators. In Witness Whereof, the parties have interchangeably set their hands and seals (or caused these presents to be signed by their proper corporate officers and caused their proper corporate seal to be hereto affixed) this day of 1999 Poms holding Co., as Landlord

By:

Lakeland Industries, INc.

By:   /s/Harvey Pride, Jr.
      --------------------
      Harvey Pride, Jr.

Signed, sealed and delivered in the presence of


State of New York,

County of

S.S.

On the   day of   19  , before me personally came

to me known and known to me to be the individual described in, and who executed, the foregoing instrument, and acknowledged to me that he executed the same.

State of New York,

County of

S.S.

On the day of 19 , before me personally came to me known, who, being by me duly sworn, did depose and say that he resides at No.

that he is the    of

the corporation mentioned in, and which executed, the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of said corporation; and that he signed h name thereto by like order.

POMS HOLDING CO./
Landlord,
-with-
LAKELAND INDUSTRIES, INC.,
Tenant.

Lease

Dated, September, 1999

In Consideration of the letting of the premises within mentioned to the within named Tenant and the sum of $1.00 paid to the undersigned by the within named Landlord, the undersigned do hereby covenant and agree, to and with the Landlord and the Landlord's legal representatives, that if default shall at any time be made by the said Tenant in the payment of the rent and the performance of the covenants contained in the within lease, on the Tenant's part to be paid and performed, that the undersigned will well and truly pay the said rent, or any arrears thereof, that may remain due unto the said Landlord, and also pay all damages that may arise in consequences of the non-performance of said covenants, or either of them, without requiring notice of any such default from the said Landlord. The undersigned hereby waives all right to trial by jury in any action or proceeding hereinafter instituted by the Landlord, to which the undersigned may be a party.

In Witness Whereof, the undersigned ha set hand and seal this day of , 19

WITNESS  L.S.


RIDER TO LEASE
Dated: September 1, 1999
between
POMS HOLDING CO., as Landlord
and
LAKELAND INDUSTRIES, INC., as Tenant

28th. Wherever there is a conflict between the printed and typewritten portions of this lease, the typewritten portions shall govern.

29th. Tenant, at its own expense, shall maintain plateglass and comprehensive general public liability insurance protecting Landlord and Tenant and naming Landlord as an additional insured with respect to personal injury or property damage due to negligence occurring in or about the leased premises with minimum limits of $300,000.00 for personal injury to any one person, and $500,000.00 for personal injury to any number of persons arising out of one accident, and $100,000.00 for property damage. Said insurance shall be taken out with a company licensed to do business in the State of New York and the State of Alabama and proof of such insurance shall be delivered to the Landlord upon the commencement of this lease. Annual proof of payment shall thereafter be submitted to the Landlord. The original policy, upon Landlord's request, shall be exhibited to the Landlord by the Tenant within thirty (30) days after commencement of the term of this agreement. Upon failure of the Tenant to so deposit said policy, the Landlord shall have the privilege to procure said insurance on his own application therefor, and the amount of the premium, if paid by the Landlord, shall be due and payable with the rent reserved hereunder, collectible with the same remedies as if originally reserved as rent hereunder.

30th. Notwithstanding anything else contained in this lease, it is understood and agreed that the Tenant shall provide his own heat and pay his own electricity bills. All of the utilities shall be supplied by the Tenant at his own cost and expense.

31st. Notwithstanding anything else contained in this lease, upon the expiration of same for amy reason whatsoever, Tenant covenants and agrees that the premises will be redelivered to the Landlord broom clean.

32nd. The Tenant shall make no physical improvements, changes, modifications, alterations or additions to the leased premises without the written consent of the Landlord. All alterations, repairs, improvements, extensions or additions which may be made to the demised premises by the Tenant shall immediately become the property of the Landlord and become a part of the demised premises hereunder, excepting, however, removable trade fixtures. It is, however, agreed that when trade fixtures are removed, the demised premises are to be placed, at the Tenant's expense, in their original condition.

33rd. The Tenant shall pay as additional rent during the term hereof without any set off or deduction whatsoever, all taxes on the entire building of which the leased premises are a part, including, but not limited to, ad valorem taxes, real estate taxes and water charges. Such payment shall be hade within thirty
(30) days of the demand therefor by the Landlord and receipted tax bills shall be sufficient evidence of the amount of such taxes.

34th. Tenant shall pay as additional rent during the term hereof without any set off or deduction whatsoever, all fire insurance premiums on the entire building of which the leased premises are a part within thirty (30) days of the date of receipt by Tenant from Landlord of a bill therefor.

35th. Tenant shall have the right to sublet all or any portion of the demised premises provided the following conditions are complied with:

         (a) At the time of such subletting, this lease must be in full force and effect without any breach or default thereunder on the part of the Tenant.

         (b) A copy of sublease shall be mailed to Landlord within ten (10) days from the effective date of such subletting.

         (c) Such subletting shall be upon and subject to all the provisions, terms, covenants and conditions of this lease and Tenant shall continue to be and remain liable hereunder.

         (d) Notwithstanding the foregoing, if the Tenant proposes to sublet all or substantially all of the demised premises, Tenant shall so notify the Landlord and Landlord shall have the option to cancel and terminate this lease as of the date proposed by Tenant for such subletting, which options shall be exercisable within fifteen (5) days after receipt of such notice by Landlord of the proposed subletting.

         (e) Tenant shall not assign this lease without the consent of Landlord first hand received, which consent Landlord agrees not to unreasonably withhold or delay; provided, however, that Tenant shall have the right, without the consent of Landlord, to assign this lease to (i) a subsidiary or affiliated corporation, either of which may have a normal capital; (ii) any corporation resulting from a reorganization of Tenant or its parent company with any one or more corporations; (iii) any corporation resulting from the consolidation of Tenant with or into any one or more corporations.

36th. Throughout the term of this lease, Tenant shall indemnify Landlord and save it harmless against and from any and all liability, losses, damages, costs, expenses and claims by or on behalf of any person, firm, corporation, governmental authority or other entity incurred by Landlord with respect to the leased premises, including, without limitation, burdens resulting from any and all acts of commission or omission on the part of Tenant or of anyone holding by, through or under Tenant, and any and all of its agents, servants, employees, invitees and contractors, and against and from any injury or damage to any person, or to any property of any person, except as a result of Landlord's own acts of commission or omission.

37th. Tenant shall be responsible for, and hereby relieves and shall save landlord harmless of and from any and all liability by reason of any injury or damage to any person or property in the leased premises, whether such property belongs to Tenant or to any persons, firms, corporations or other entity caused by any fire, installation or from water, rain or show that may leak into, issue or flow from any part of said leased premises, or from the drains, pipes or plumbing work of the said leased premises, or from any place or quarter and from the use, misuse or abuse of any hoists, conveyors, hatches, openings, platforms, stairways, machinery or equipment of any kind whatever which may exist at the time of the date of this lease or thereafter be installed in or on the leased premises, and from any and all kinds of injury and damage which may arise in or upon the leased premises from any other cause, unless such damage, injury, use, misuse or abuse shall have been caused by or result from the negligence of Landlord, its agents, servants or employees during the continuance of this lease by acts of commission or omission.

38th. It is hereby understood and agreed that in the event the Tenant leaves any property on the leased premises subsequent to the expiration of the within lease that said property is hereby deemed abandoned and the Landlord may dispose of said property at its option without any liability on the part of the Landlord. It is further understood and agreed that the Tenant waives any and all rights, title and interest to said property, releases and waives any and all claims thereto, and further agrees that the Tenant will be responsible to the Landlord for any and all expenses incurred by the Landlord concerning said property.

39th. Whenever under the terms of this lease any sum of money is required to be paid by Tenant in addition to the rental herein reserved, and said additional amount so to be paid is not designated as "additional," or provision is not made in the paragraph covering such payment for the collection of said amount as "additional rental," then said amount shall nevertheless, at the option of Landlord if not paid when due, be deemed "additional rental," and collectible as such with any installment of rental thereafter falling due hereunder, but nothing herein contained shall be deemed to suspend or delay the payment of any sum at the time the same becomes due and payable hereunder or limit any other remedy of Landlord.

40th. This lease contains the entire agreement between Landlord and Tenant and shall not be modified in any manner except by an instrument in writing signed by Landlord and Tenant.

POMS HOLDING CO., Landlord

By:   /s/Raymond J. Smith
      -------------------
      Raymond J. Smith, President

LAKELAND INDUSTRIES, INC., Tenant

By:

                                                                   Exhibit 10(p)


This Agreement between
Harvey Pride Jr.

                                                                     as Landlord
and Lakeland Industries, Inc., a Delaware corporation with offices at 711-2 Koehler Avenue, Ronkonkoma, N.Y. 11779 as Tenant
Witnesseth: The Landlord hereby leases to the Tenant the following premises: The premises located at 201 Pride Lane, SW, Decatur, Alabama consisting of approximately 24,000 square feet of office space. for the term of one (1) year, renewable by Tenant for four (4) one year terms. to commence from the 1st day of March, 1999 and to end on the 31st day of March, 2004 to be used and occupied only for Office, light manufacturing and warehouse space upon the conditions and covenants following:

1st. That the Tenant shall pay the annual rent of Eighteen Thousand and no/00 dollars ($18,000.00) said rent to be pain in equal monthly payments in advance on the first day of each and every month during the term aforesaid, as follows:
Fifteen Hundred and no/00 ($1,500.00) dollars on March 1st, 1999 and monthly thereafter non-structural

2nd. That the Tenant shall take good care of the premises and shall, at the Tenant's own cost and expense make all/repairs including, but not limited to, repairs of the plumbing, heating and electrical systems, and at the end or other expiration of the term, shall deliver up the demised premises in good order or condition, damages by the elements excepted.

3rd. That the Tenant shall promptly execute and comply with all statutes, ordinances, rules orders, regulations and requirements of the Federal, State and Local Governments and of any and all their Departments and Bureaus applicable to said premises, for the correction, prevention and abatement of nuisances or other grievances, in, upon, or connected with said premises during said term; and shall also promptly comply with and execute all rules, orders and regulations of the New York Board of Fire Underwriters, or any other similar body, at the Tenant's own cost and expense.

4th. That the Tenant, successors, heirs, executors and administrators shall not assign this agreement , or underlet or underlease the premises, or any part thereof, or make any alterations on the premises, without the Landlord's consent in writing; or occupy, or permit or suffer the same to be occupied for any business or purpose deemed disreputable or extra-hazardous on account of fire, under the penalty of damages and forfeiture, and in the event of a breach thereof, the term herein shall immediately cease and determine at the option of th Landlord as if it were the expiration of the original term.

5th. Tenant must give Landlord prompt notice of fire, accident, damage or dangerous or defective condition. If the Premises can not be used because of fire or other casualty, Tenant is not required to pay rent for the time the Premises are unusable. If part of the Premises can not be used, Tenant must pay rent for the usable part. Landlord shall have the right to decide which part of the Premises is usable. Landlord need only repair the damaged structural parts of the Premises. Landlord is not required to repair or replace any equipment , fixtures, furnishings or decorations unless originally installed by Landlord. Landlord is not responsible for delays due to settling insurance claims, obtaining estimates, labor and supply problems or any other cause not fully under Landlords control. If the fire or other casualty is caused by an act or neglect of Tenant, Tenant's employees or invitees, or at the time of the fire or casualty Tenant is in default in any term of this Lease, then all repairs will be made at Tenant's expense and Tenant must pay the full rent with no adjustment. The cost of the repairs will be added rent. Landlord has the right to demolish or rebuild the Building if there is substantial damage by fire or other casualty. Landlord may cancel this Lease within 30 days after the substantial fire or casualty by giving Tenant notice of Landlord's intention to demolish or rebuild. The Lease will end 30 days after Landlord's cancellation notice to the Tenant. Tenant must deliver the Premises to the Landlord on or before the cancellation date in the notice and pay all rent due to the date of the fire or casualty. If the Lease is cancelled Landlord is not required to repair the Premises or Building. The cancellation does not release Tenant of liability in connection with the fire or casualty. This Section is intended to replace the terms of New York Real Property Law Section 227.

6th. The said Tenant agrees that the said Landlord and the Landlord's agents and other representatives shall have the right to enter into and upon said premises, or any part thereof, at all reasonable hours for the purpose of examining the same, or making such repairs or alterations therein as may be necessary for the safety and preservation thereof.

7th. The Tenant also agrees to permit the Landlord or the Landlord's agents to show the premises to persons wishing to hire or purchase the same; and the Tenant further agrees that on and after the sixth month, next preceding the expiration of the term hereby granted, the Landlord or the Landlord's agents shall have the right to place notices on the front of said premises, or any part thereof, offering the premises "To Let" or "For Sale", and the Tenant hereby agrees to permit the same to remain thereon without hindrance or molestation.

8th. That if the said premises, or any part thereof shall be deserted or become vacant during said term, or if any default be made in the payment of the said rent or any part thereof, or if any default be made in the performance of any of the covenants herein contained, the Landlord or representatives may re-enter the said premises by force, summary proceedings or otherwise, and remove all persons therefrom, without being liable to prosecution therefor, and the Tenant hereby expressly waives the service of any notice in writing of intention to re-enter, and the Tenant shall pay at the same time as the rent becomes payable under the terms hereof a sum equivalent to the rent reserved herein, and the Landlord may tent the premises on behalf of the Tenant, reserving the right to rent the premises for a longer period of time than fixed in the original lease without releasing the original Tenant from any liability, applying any moneys collected, first to the expense of resuming or obtaining possession, second to restoring the premises to a rentable condition, and then to the payment of the rent and all other charges due and to grow due to the Landlord, any surplus to be paid to the Tenant, who shall remain liable for any deficiency.

9th. Landlord may replace, at the expense of Tenant, any and all broken glass in and about demised premises. Landlord may insure, and keep insured, all plate glass in the demised premises for and in the name of Landlord. Bills, for the premiums therefor shall be rendered by Landlord to Tenant at such times as Landlord may elect, and shall be due for, and payable by Tenant when rendered, and the amount thereof shall be deemed to be, and be paid as, additional rental. Damage and injury to the said premises, caused by the carelessness, negligence or improper conduct on the part of the said Tenant or the Tenant's agents or employees shall be repaired as speedily as possible by the Tenant at the Tenant's own cost and expense.

10th. That the Tenant shall neither encumber nor obstruct the sidewalk in front of, entrance to, or halls and stairs of said premises, nor allow the same to be obstructed or encumbered in any manner.

11th. The Tenant shall neither place, or cause or allow to be placed, any sign or signs of any kind whatsoever at, in or about the entrance to said premises or any other part of same, except in or at such place or places as may be indicated by the Landlord and consented to by the Landlord in writing. And in case the Landlord or the Landlord's representatives shall deem it necessary to remove any such sign or signs in order to paint the said premises or the building wherein same is situated or make any other repairs , alterations or improvements in or upon said premises or building or any part thereof, the Landlord shall have the right to do so, providing the same be removed and replaced at the Landlord's expense, whenever the said repairs, alterations or improvements shall be completed.

12th. That the Landlord is exempt from any and all liability for any damage or injury to person or property caused by or resulting from steam, electricity, gas, water, rain, ice or snow, or any leak or flow from or into any part of said building or from any damage or injury resulting or arising from any other cause or happening whatsoever unless said damage or injury be caused by or be due to the negligence of the Landlord.

13th. That if default be made in any of the covenants herein contained, then it shall be lawful for the said Landlord to re-enter the said premises, and the same to have again, re-possess and enjoy. The said Tenant hereby expressly waives the service of any notice in writing of intention to re-enter.

14th. That this instrument shall not be a lien against said premises in respect to any mortgages that are now on or that hereafter may be placed against said premises, and that the recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien of this lease, irrespective of the date of recording and the Tenant agrees to execute without cost, any such instrument which may be deemed necessary or desirable to further effect the subordination of this lease to any such mortgage or mortgages, and a refusal to execute such instrument shall entitle the Landlord, or the Landlord's assigns and legal representatives to the option of cancelling this lease without incurring any expense or damage and the term hereby granted is expressly limited accordingly.

15th. The Tenant has this day deposited with the Landlord the sum of $ -0- as security for the full and faithful performance by the Tenant of all the terms, covenants and conditions of this lease upon the Tenant's part to be performed, which said sum shall be returned to the Tenant after the time fixed as the expiration of the term herein, provided the Tenant has fully and faithfully carried out all of said terms, covenants and conditions on Tenant's part to be performed. In the event of a bona fide sale, subject to this lease, the Landlord shall have the right to transfer the security to the vendee for the benefit of the Tenant and the Landlord shall be considered released by the Tenant from all liability for the return of such security; and the Tenant agrees to look to the new Landlord solely for the return of the said security, and it is agreed that this shall apply to every transfer or assignment made of the security to a new Landlord.

16th. That the security deposited under this lease shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord.

17th. It is expressly understood and agreed that in case the demised premises shall be deserted or vacated, or if default be made in the payment of the rent or any part thereof as herein specified, or if, without the consent of the Landlord, the Tenant shall sell, assign, or mortgage this lease or if defaults be made in the performance of any of the covenants and agreements in this lease contained on the part of the Tenant to be kept and performed, or if the Tenant shall fail to comply with any of the statutes, ordinances, rules, orders regulations and requirements of the Federal, State and Local Governments or of any and all their Departments and Bureaus, applicable to said premises, or if the Tenant shall file or there be filed against Tenant a petition in bankruptcy or arrangement, or Tenant be adjudicated a bankrupt or make an assignment for the benefit of creditors or take advantage of any insolvency act, the Landlord may, if the Landlord so elects, at any time thereafter terminate this lease and the term hereof, on giving to the Tenant five days' notice in writing of the Landlord's intention so to do, and this lease and the term hereof shall expire and come to an end on the date fixed in such notice as if the said date were the date originally fixed in this lease for the expiration hereof. Such notice may be given by mail to the Tenant addressed to the demised premises.

18th. Tenant shall pay to the Landlord the rent or charge, which may, during the demised term , be assessed or imposed for the water used or consumed in or on the said premises, whether determined by meter or otherwise, as soon as and when the same may be assessed or imposed, and will also pay the expenses for the setting of a water meter in the said premises should the latter be required. Tenant shall pay Tenant's proportionate part of the sewer rent or charge imposed upon the building. All such rents or charges or expenses shall be paid as additional rent and shall be added to the next month's rent thereafter to become due.

19th. That the Tenant will not nor will the Tenant permit undertenants or other person to do anything in said premises, or bring anything into said premises, or permit anything to be brought into said premises or to be kept therein, which will in any way increase the rate of fire insurance on said demised premises, nor use the demised premises or any part thereof, nor suffer or permit their use for any business or purpose which would cause an increase in the rate of fire insurance on said building, and the Tenant agrees to pay on demand any such increase.

20th. The failure of the Landlord to insist upon a strict performance of any of the terms, conditions and covenants herein, shall not be deemed a waiver of any rights or remedies that the Landlord may have, and shall not be deemed a waiver of any subsequent breach or default in the terms, conditions and covenants herein contained. This instrument may not be charged, modified, discharged or terminated orally.

21st. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim against Landlord for the value of any unexpired term of said lease. No part of any award shall belong to the Tenant.

22nd. If after default in payment of rent of violation or any other provision of this lease, or upon the expiration of this lease, the Tenant moves out or is dispossessed and fails to remove any trade fixtures or other property prior to such said default, removal, expiration of lease, or prior to the issuance of the final order or execution of the warrant, then and in that event, the said fixtures and property shall be deemed abandoned by the said Tenant and shall become the property of the Landlord.

23rd. In the event that the relation of the Landlord and Tenant may cease or terminate by reason of the re-entry of the Landlord under the terms and covenants contained in this lease or by the ejectment of the Tenant by summary proceedings or otherwise, or after the abandonment of the premises by the Tenant, it is hereby agreed that the Tenant shall remain liable and shall pay in monthly payments the rent which accrues subsequent to the re-entry by the Landlord, and the Tenant expressly agrees to pay as damages for the breach of the covenants herein contained, the difference between the rent reserved and the rent collected and received, if any, by the Landlord during the remainder of the unexpired term, such difference or deficiency between the rent herein reserved and the rent collected if any, shall become due and payable in monthly payments during the remainder of the unexpired term, as the amounts of such difference or deficiency shall from time to time be ascertained; and it is mutually agreed between Landlord and Tenant that the respective parties hereto shall and hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other on any matters whatsoever arising out of or in any way connected with this lease, the Tenant's use or occupancy of said premises, and/or any claim of injury or damage.

24th. The Tenant waives all rights to redeem under any law.

25th. This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with a National Emergency or in connection with any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the condition of supply and demand which have been or are effected by war or other emergency. 26th. No diminution or abatement of rent, or other compensation, shall be claimed or allowed for inconvenience or discomfort arising from the making of repairs or improvements to the building or to its appliances, nor for any space taken to comply with any law, ordinance or order of a governmental authority. In respect to the various "services," if any, herein expressly or impliedly agreed to be furnished by the Landlord to the Tenant, it is agreed that there shall be no diminution or abatement of the rent, or any other compensation, for interruption or curtailment of such "service" when such interruption or curtailment shall be due to accident, alterations or repairs desirable or necessary to be made or to inability or difficulty in securing supplies or labor for the maintenance of such "service" or to some other cause, not gross negligence on the part of the Landlord. No such interruption or curtailment of such "service" shall be deemed a constructive eviction. The Landlord shall not be required to furnish, and the Tenant shall not be entitled to receive, any of such "services" during any period wherein the Tenant shall be in default in respect to the payment of rent. Neither shall there be any abatement or diminution of rent because of making of repairs, improvements or decorations to the demised premises after the date above fixed for the commencement of the term, it is being understood that rent shall, in any, commence to run as such date so above fixed.

27th. Landlord shall not be liable for failure to give possession of the premises upon commencement date by reason of the fact that premises are not ready for occupancy or because a prior Tenant or any other person is wrongfully holding over or is in wrongful possession, or for any other reason. The rent shall not commence until possession is given or is available, but the term herein shall not be extended.

Additional Provisions on Rider attached Herein.





And the said Landlord doth covenant that the Tenant on paying the said yearly rent, and performing the covenants aforesaid, shall and may peacefully and quietly have, hold and enjoy the said demised premises for the term aforesaid, provided however, that this covenant shall be conditioned upon the retention of title to the premises by the Landlord. And it is mutually understood and agreed that the covenants and agreements contained in the within lease shall be binding upon the parties hereto and upon their respect successors, heirs, executors and administrators. In Witness Whereof, the parties have interchangeably set their hands and seals (or caused these presents to be signed by their proper corporate officers and caused their proper corporate seal to be hereto affixed) this day of 1999 Poms holding Co., as Landlord

By:

Lakeland Industries, INc.

By:    /s/Raymond J. Smith
       --------------------
       Raymond J. Smith, President

Signed, sealed and delivered in the presence of


State of New York,

County of

S.S.

On the   day of   19  , before me personally came

to me known and known to me to be the individual described in, and who executed, the foregoing instrument, and acknowledged to me that he executed the same.

State of New York,

County of

S.S.

On the day of 19 , before me personally came to me known, who, being by me duly sworn, did depose and say that he resides at No. that he is the of the corporation mentioned in, and which executed, the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of said corporation; and that he signed h name thereto by like order.

POMS HOLDING CO./
Landlord,
-with-
LAKELAND INDUSTRIES, INC.,
Tenant.

Lease

Dated, September, 1999

In Consideration of the letting of the premises within mentioned to the within named Tenant and the sum of $1.00 paid to the undersigned by the within named Landlord, the undersigned do hereby covenant and agree, to and with the Landlord and the Landlord's legal representatives, that if default shall at any time be made by the said Tenant in the payment of the rent and the performance of the covenants contained in the within lease, on the Tenant's part to be paid and performed, that the undersigned will well and truly pay the said rent, or any arrears thereof, that may remain due unto the said Landlord, and also pay all damages that may arise in consequences of the non-performance of said covenants, or either of them, without requiring notice of any such default from the said Landlord. The undersigned hereby waives all right to trial by jury in any action or proceeding hereinafter instituted by the Landlord, to which the undersigned may be a party.

In Witness Whereof, the undersigned has set hand and seal this day of , 19

WITNESS  L.S.


                                 RIDER TO LEASE
                            Dated: September 1, 1999
                                    between
                         POMS HOLDING CO., as Landlord
                                      and
                      LAKELAND INDUSTRIES, INC., as Tenant

28th. Wherever there is a conflict between the printed and typewritten portions of this lease, the typewritten portions shall govern.

29th. Tenant, at its own expense, shall maintain plateglass and comprehensive general public liability insurance protecting Landlord and Tenant and naming Landlord as an additional insured with respect to personal injury or property damage due to negligence occurring in or about the leased premises with minimum limits of $300,000.00 for personal injury to any one person, and $500,000.00 for personal injury to any number of persons arising out of one accident, and $100,000.00 for property damage. Said insurance shall be taken out with a company licensed to do business in the State of New York and the State of Alabama and proof of such insurance shall be delivered to the Landlord upon the commencement of this lease. Annual proof of payment shall thereafter be submitted to the Landlord. The original policy, upon Landlord's request, shall be exhibited to the Landlord by the Tenant within thirty (30) days after commencement of the term of this agreement. Upon failure of the Tenant to so deposit said policy, the Landlord shall have the privilege to procure said insurance on his own application therefor, and the amount of the premium, if paid by the Landlord, shall be due and payable with the rent reserved hereunder, collectible with the same remedies as if originally reserved as rent hereunder.

30th. Notwithstanding anything else contained in this lease, it is understood and agreed that the Tenant shall provide his own heat and pay his own electricity bills. All of the utilities shall be supplied by the Tenant at his own cost and expense.

31st. Notwithstanding anything else contained in this lease, upon the expiration of same for amy reason whatsoever, Tenant covenants and agrees that the premises will be redelivered to the Landlord broom clean.

32nd. The Tenant shall make no physical improvements, changes, modifications, alterations or additions to the leased premises without the written consent of the Landlord. All alterations, repairs, improvements, extensions or additions which may be made to the demised premises by the Tenant shall immediately become the property of the Landlord and become a part of the demised premises hereunder, excepting, however, removable trade fixtures. It is, however, agreed that when trade fixtures are removed, the demised premises are to be placed, at the Tenant's expense, in their original condition.

33rd. The Tenant shall pay as additional rent during the term hereof without any set off or deduction whatsoever, all taxes on the entire building of which the leased premises are a part, including, but not limited to, ad valorem taxes, real estate taxes and water charges. Such payment shall be hade within thirty
(30) days of the demand therefor by the Landlord and receipted tax bills shall be sufficient evidence of the amount of such taxes.

34th. Tenant shall pay as additional rent during the term hereof without any set off or deduction whatsoever, all fire insurance premiums on the entire building of which the leased premises are a part within thirty (30) days of the date of receipt by Tenant from Landlord of a bill therefor.

35th. Tenant shall have the right to sublet all or any portion of the demised premises provided the following conditions are complied with:

         (a) At the time of such subletting, this lease must be in full force and effect without any breach or default thereunder on the part of the Tenant.

         (b) A copy of sublease shall be mailed to Landlord within ten (10) days from the effective date of such subletting.

         (c) Such subletting shall be upon and subject to all the provisions, terms, covenants and conditions of this lease and Tenant shall continue to be and remain liable hereunder.

         (d) Notwithstanding the foregoing, if the Tenant proposes to sublet all or substantially all of the demised premises, Tenant shall so notify the Landlord and Landlord shall have the option to cancel and terminate this lease as of the date proposed by Tenant for such subletting, which options shall be exercisable within fifteen (5) days after receipt of such notice by Landlord of the proposed subletting.

         (e) Tenant shall not assign this lease without the consent of Landlord first hand received, which consent Landlord agrees not to unreasonably withhold or delay; provided, however, that Tenant shall have the right, without the consent of Landlord, to assign this lease to (i) a subsidiary or affiliated corporation, either of which may have a normal capital; (ii) any corporation resulting from a reorganization of Tenant or its parent company with any one or more corporations; (iii) any corporation resulting from the consolidation of Tenant with or into any one or more corporations.

36th. Throughout the term of this lease, Tenant shall indemnify Landlord and save it harmless against and from any and all liability, losses, damages, costs, expenses and claims by or on behalf of any person, firm, corporation, governmental authority or other entity incurred by Landlord with respect to the leased premises, including, without limitation, burdens resulting from any and all acts of commission or omission on the part of Tenant or of anyone holding by, through or under Tenant, and any and all of its agents, servants, employees, invitees and contractors, and against and from any injury or damage to any person, or to any property of any person, except as a result of Landlord's own acts of commission or omission.

37th. Tenant shall be responsible for, and hereby relieves and shall save landlord harmless of and from any and all liability by reason of any injury or damage to any person or property in the leased premises, whether such property belongs to Tenant or to any persons, firms, corporations or other entity caused by any fire, installation or from water, rain or show that may leak into, issue or flow from any part of said leased premises, or from the drains, pipes or plumbing work of the said leased premises, or from any place or quarter and from the use, misuse or abuse of any hoists, conveyors, hatches, openings, platforms, stairways, machinery or equipment of any kind whatever which may exist at the time of the date of this lease or thereafter be installed in or on the leased premises, and from any and all kinds of injury and damage which may arise in or upon the leased premises from any other cause, unless such damage, injury, use, misuse or abuse shall have been caused by or result from the negligence of Landlord, its agents, servants or employees during the continuance of this lease by acts of commission or omission.

38th. It is hereby understood and agreed that in the event the Tenant leaves any property on the leased premises subsequent to the expiration of the within lease that said property is hereby deemed abandoned and the Landlord may dispose of said property at its option without any liability on the part of the Landlord. It is further understood and agreed that the Tenant waives any and all rights, title and interest to said property, releases and waives any and all claims thereto, and further agrees that the Tenant will be responsible to the Landlord for any and all expenses incurred by the Landlord concerning said property.

39th. Whenever under the terms of this lease any sum of money is required to be paid by Tenant in addition to the rental herein reserved, and said additional amount so to be paid is not designated as "additional," or provision is not made in the paragraph covering such payment for the collection of said amount as "additional rental," then said amount shall nevertheless, at the option of Landlord if not paid when due, be deemed "additional rental," and collectible as such with any installment of rental thereafter falling due hereunder, but nothing herein contained shall be deemed to suspend or delay the payment of any sum at the time the same becomes due and payable hereunder or limit any other remedy of Landlord.

40th. This lease contains the entire agreement between Landlord and Tenant and shall not be modified in any manner except by an instrument in writing signed by Landlord and Tenant.

POMS HOLDING CO., Landlord

By:

LAKELAND INDUSTRIES, INC., Tenant

By: